                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           UMB SCOUT STOCK FUND, INC.
                         UMB SCOUT WORLDWIDE FUND, INC.
                            UMB SCOUT BOND FUND, INC.
                   UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
                        UMB SCOUT MONEY MARKET FUND, INC.
                   UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.
                                 UMB SCOUT FUNDS

                 -----------------------------------------------

                (Name of Registrant as Specified in its Charter)
                                    (specify)

                 -----------------------------------------------

(Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
[ ]   Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

UMB Scout Funds - Proxy Insert

Dear UMB Scout Fund Shareholder:

I am writing to request your consideration and vote on several matters relating to your investment in one or more of the UMB Scout Funds. These matters will be considered at a Special Meeting of Shareholders scheduled for March 29, 2005. The enclosed Notice of Special Meeting and Proxy Statement describes a number of important proposals affecting the Funds. Please review and consider each proposal carefully.

In general, the proposals relate to the election of the Funds' Board of Directors/Trustees, the approval of a new advisory agreement with Scout Investment Advisors, Inc., the approval of certain fundamental investment restrictions and the approval to change certain investment objectives and policies to non-fundamental. The purpose of the proposals is to update the Funds' operational structure, policies and procedures to match the current mutual fund industry environment. The Funds' management, as well as each Fund's Board, encourages your vote in favor of the proposals.

Depending on which Funds you own, you will be asked to vote on one or more proposals. To help you better understand the issues, we've enclosed a summary of the proposals as well as answers to common questions you may have regarding the proposals.

Once you have reviewed your proxy information, you can vote by proxy in one of three convenient ways (via the Internet, by mail, over the telephone) or in person at the shareholder meeting. Please consult your Proxy Card for further voting instructions. Please note, to vote via the Internet or telephone, you will need the "control number" that appears on your proxy card.

Your vote is extremely important, regardless of the size of your holdings. Please be sure to vote your shares promptly. If you have any questions about the proposals or voting, call the Funds' proxy solicitor, Investor Connect, at 1-800-780-7198.

Thank you for your investment and for participating in this important shareholder vote.

Sincerely,


Edward J. McShane Jr.
President

AN IMPORTANT SUMMARY TO HELP YOU UNDERSTAND AND VOTE.

Below is a brief overview of the proposals requiring your vote. Please read the enclosed Proxy Statement for more details on these proposals and then vote as soon as possible.

You will be asked to vote on the following:

PROPOSAL 1:       Election of the Board of Directors/Trustees

PROPOSAL 2:       Reorganization of the Funds' into a Delaware Statutory Trust

PROPOSAL 3:       A revised investment advisory agreement for each Fund

PROPOSAL 4:       Modification of certain fundamental investment restrictions

PROPOSAL 5:       Redesignation of investment objectives as non-fundamental

PROPOSAL 6:       Redesignation of certain investment policies as
                  non-fundamental

PROPOSAL 1:  ELECTION OF THE BOARD OF DIRECTORS/TRUSTEES

Shareholders in each of the Funds are being asked to vote on the election of a new Board of Directors/Trustees to oversee the operations of all the Funds. Please consult the attached Proxy Statement for additional information regarding the proposal as well as the nominees for the Board.

WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEES?

    Andrea Bielsker - CFO, Great Plains Energy Company

    William B. Greiner - CIO, Scout Investment Advisors, Inc.

    William Hoffman - Orthodontist (Current member of the Funds' Boards)

    Eric Jager - President, Windcrest Investment Management, Inc. (Current member of the Funds' Boards)
    Stephen Rose - Chairman, Sun Publications, Inc. (Current member of the Funds' Boards)
    Stuart Wein - Former Chairman, Milgram Food Stores, Inc. (Current member of the Funds' Boards) Additional information about each nominee is available in the enclosed Proxy Statement.

PROPOSAL 2:  REORGANIZATION OF THE FUNDS' INTO A DELAWARE STATUTORY TRUST

Shareholders in each Fund organized as a Maryland corporation (except for the UMB Scout Small Cap Fund) are being asked to approve a reorganization into a single Delaware Statutory Trust. Please consult the attached Proxy Statement for additional information.

WHAT IS THE DIFFERENCE BETWEEN THE FUNDS BEING ESTABLISHED AS A DELAWARE STATUTORY TRUST COMPARED TO A MARYLAND CORPORATION?

    Delaware statutory trust law contains provisions specifically designed for mutual funds. Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently. Under Delaware law, the Funds can be more responsive to changes in the industry by acting within their governing documents. This will allow greater flexibility and responsiveness. In addition, the reorganization will also increase uniformity among the Funds.

WHICH FUNDS WILL BE REORGANIZED?

    All the Funds except UMB Scout Small Cap Fund will be reorganized into the Delaware Statutory Trust. The UMB Scout Small Cap Fund is already part of the Delaware Statutory Trust.

PROPOSAL 3:  A REVISED INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

Shareholders are being asked to approve a revised investment advisory agreement with the Funds' current investment advisor, Scout Investment Advisors, Inc. The agreement will shift from the current bundled fee system to an unbundled fee system and also update investment advisory fees associated with each Fund. Please consult the attached Proxy Statement for additional information.

WHY ARE THE FUNDS REVISING THE INVESTMENT ADVISORY AGREEMENT?

   The current advisory agreement is based on a bundled fee approach in which the Funds provide the Advisor with one total fee and the Advisor contracts with various service providers to fulfill many administrative duties involved with the operation of the Funds. The Board has decided to establish a new advisory agreement that will unbundle the total fees and allow the Board to establish contracts directly with various service providers.

WHAT IS THE DIFFERENCE BETWEEN A UNIFIED FEE STRUCTURE AND AN UNBUNDLED FEE STRUCTURE?

   A unified fee structure combines the advisory fees with most expenses associated with the operation of the Fund into one total fee. Under the unified fee structure, the Advisor is responsible for paying most expenses associated with the Funds' operation. An unbundled fee structure separates the advisory fee and charges shareholders ancillary fees, as they are experienced. Under the unbundled fee structure, the Funds will enter into agreements with and pay service providers separately for services associated with the Funds' operation.

IS THE UNBUNDLED FEE STRUCTURE COMMON IN THE MUTUAL FUND INDUSTRY?

   Yes, it is very common for mutual funds to have an unbundled fee structure.

PROPOSAL 4:  MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Shareholders are being asked to approve a modification of certain fundamental investment restrictions that the Advisor must consider in regards to how the Funds are managed. Please consult the attached Proxy Statement for additional information.

WHAT DOES IT MEAN FOR A FUND TO HAVE FUNDAMENTAL INVESTMENT RESTRICTIONS?

   All mutual funds are required to have certain fundamental investment restrictions that govern the fund's investment activities. Under law, "fundamental" investment restrictions may only be changed or eliminated by shareholder approval.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE NEW FUNDAMENTAL RESTRICTIONS?

   UMB Scout Fund shareholders are being asked to approve a uniform set of fundamental investment restrictions principally because the current restrictions are more restrictive than is required under law and vary considerably by Fund. By approving this proposal, the Funds will have more flexibility to respond to future legal, regulatory, market and technical changes.

PROPOSAL 5:  REDESIGNATION OF INVESTMENT OBJECTIVES AS NON-FUNDAMENTAL

Shareholders of all the Funds other than the UMB Scout Stock Select Fund are being asked to approve a redesignation of the investment objectives from the current fundamental approach to a non-fundamental approach. These investment objectives impact how the Advisor manages the Funds. Please consult the attached Proxy Statement for additional information.

WHAT IS A FUND'S INVESTMENT OBJECTIVE?

   Each Fund has an investment objective, which is outlined in the prospectus. The objective explains the purpose or goal of each Fund, i.e. growth. By being "fundamental," a fund cannot change or alter its investment objective without shareholder approval.

AREMUTUAL FUNDS REQUIRED TO HAVE FUNDAMENTAL INVESTMENT OBJECTIVES?

   No, current law does not require a fund's investment objective to be fundamental.

IF THE FUNDS' INVESTMENT OBJECTIVES ARE NON-FUNDAMENTAL, CAN THE ADVISOR MAKE CHANGES ON ITS OWN?

   No, even if a Fund's investment objective is non-fundamental, any changes will require the prior approval of the UMB Scout Funds Board.

WHAT ADVANTAGE DO SHAREHOLDERS GAIN FROM SHIFTING THE FUNDS TO NON-FUNDAMENTAL OBJECTIVES?

   By shifting the objectives from fundamental to non-fundamental, the Funds' Advisor, with the approval of the Board, can be more responsive to changes in the market.

PROPOSAL 6:  REDESIGNATION OF INVESTMENT POLICIES AS NON-FUNDAMENTAL

Shareholders of all the Funds other than UMB Scout Stock Select Fund and UMB Scout Small Cap Fund are being asked to approve a redesignation of the investment policies from the current fundamental approach to a non-fundamental approach. These investment policies impact how the Advisor manages the Funds. Please consult the attached Proxy Statement for additional information.

WHAT ARE THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES?

   Each Fund has investment policies, which are outlined in the prospectus. The policies explain how each Fund will try to reach its objective. By being "fundamental", a fund cannot change or alter its investment policies without shareholder approval.

ARE MUTUAL FUNDS REQUIRED TO HAVE FUNDAMENTAL INVESTMENT POLICIES?

   No, current law does not require a Fund's general investment policies to be fundamental.

IF THE FUNDS' INVESTMENT POLICIES ARE NON-FUNDAMENTAL, CAN THE ADVISOR MAKE CHANGES ON ITS OWN?

   No, even if the Funds' investment policies are non-fundamental, any changes will require the prior approval of the UMB Scout Funds Board.

WHAT ADVANTAGE DO SHAREHOLDERS GAIN FROM SHIFTING THE FUNDS TO NON-FUNDAMENTAL POLICIES?

   By shifting policies from fundamental to non-fundamental, the Funds' Advisor, with the approval of the Board, can be more responsive to changes in the market in its effort to manage the Fund in accordance with the Fund's investment objective.

WILL ANY OF THE FUNDS' INVESTMENT POLICIES CHANGE AS A RESULT OF A SHIFT FROM FUNDAMENTAL TO NON-FUNDAMENTAL?

The basic policies are currently expected to stay the same for all Funds with the exception of the UMB Scout Stock Fund, which will shift more toward being a value fund than a mixed value/growth fund. Also, the Board has authorized the UMB Scout Stock Select Fund to shift from a mixed value/growth fund to a traditional growth fund, and it will be renamed the UMB Scout Growth Fund.



The UMB Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Bank, n.a.

"UMB," "Scout" and the Scout design are registered service marks of UMB Financial Corporation.

Not FDIC-Insured - No Bank Guarantee - May Lose Value

                           UMB SCOUT STOCK FUND, INC.
                         UMB SCOUT WORLDWIDE FUND, INC.
                            UMB SCOUT BOND FUND, INC.
                   UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
                        UMB SCOUT MONEY MARKET FUND, INC.
                   UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.
                                 UMB SCOUT FUNDS
                              1010 Grand Boulevard
                           Kansas City, Missouri 64106

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders to be held in Kansas City, Missouri on March 29, 2005. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Scout Funds. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors/Trustees' recommendations.

WE URGE YOU TO REVIEW THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL TOLL-FREE 1-800-780-7198.

[FEBRUARY 15, 2005]

Dear Shareholders:

I am writing to request that you consider and vote on several matters relating to your investment in one or more of the funds in the UMB Scout Funds family (each, a "Fund" and collectively, the "Scout Funds"). These matters will be considered at a Special Meeting of Shareholders of your Fund, which has been scheduled for March 29, 2005. The enclosed Notice of Special Meeting and Proxy Statement describes a number of important proposals affecting the Scout Funds. Please review and consider each of the proposals carefully.

In general, the proposals relate to the election of each Fund's Board of Directors or Trustees, as the case may be, approval of a plan to reorganize certain Funds to become new series of a Delaware trust, approval of a new advisory agreement for each of the Funds, approval of the modification or reclassification of certain fundamental investment restrictions, approval of the redesignation of certain Funds' investment objectives from fundamental to non-fundamental and approval of the redesignation of certain Funds' investment policies from fundamental to non-fundamental.

The Board of Directors or Trustees (the "Board"), as the case may be, of each Fund has reviewed and unanimously approved these proposals and believes them to be in the best interests of shareholders. Accordingly, the Board unanimously recommends that you vote in favor of each proposal. Whether or not you plan to attend the Special Meeting, please promptly sign and return the enclosed proxy card.

Please call our proxy solicitor, Investor Connect, at 1-800-780-7198, if you have any questions. Your vote is important to the Scout Funds, no matter how many shares you own. Thank you in advance for considering these proposals and for promptly returning your proxy card.

                                             Sincerely,

                                             /s/ Edward J. McShane, Jr.

                                             Edward J. McShane, Jr.
                                             President

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

WHO IS ASKING FOR MY VOTE?

The following Boards of Directors or Trustees (the "Board"), as the case may be, are asking for your vote at the shareholder meeting scheduled for March 29, 2005 (the "Meeting"):

      - The Board of Directors of UMB Scout Stock Fund, Inc. on behalf of its series UMB Scout Stock Fund and UMB Scout Stock Select Fund.

      - The Board of Directors of UMB Scout WorldWide Fund, Inc. on behalf of its series UMB Scout WorldWide Fund.

      -     The Board of Directors of UMB Scout Bond Fund, Inc.

      -     The Board of Directors of UMB Scout Kansas Tax-Exempt Bond Fund,
            Inc.

      - The Board of Directors of UMB Scout Money Market Fund, Inc. on behalf of its series UMB Scout Money Market Fund - Federal Portfolio and UMB Scout Money Market Fund - Prime Portfolio.

      -     The Board of Directors of UMB Scout Tax-Free Money Market Fund, Inc.

      - The Board of Trustees of UMB Scout Funds (the "Trust") on behalf of its series UMB Scout Small Cap Fund.

      Hereinafter, the above funds (or series) are referred to individually as a "Fund" or collectively as the "Funds."

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

Shareholders of certain Funds are being asked to approve the following:

      -     Election of the Board of Directors or Trustees, as the case may be;

      - Reorganization of most Funds' form of organization from a Maryland corporation (each a "Corporation") to a Delaware statutory trust (the "Reorganization");

      -     A revised investment advisory agreement for each Fund;

      - The modification or reclassification of certain fundamental investment restrictions;

      - The redesignation of certain Funds' investment objectives from fundamental to non-fundamental; and

      - The redesignation of certain Funds' investment policies from fundamental to non-fundamental.

HOW DO THE DIRECTORS/TRUSTEES RECOMMEND THAT I VOTE?

The Directors/Trustees unanimously recommend that you vote FOR each of the proposals.

HOW WILL THE PROPOSED CHANGES AFFECT THE FUNDS AND MY INVESTMENT?

The proposed election of Directors/Trustees will create a uniform Board of Directors/Trustees for all of the Funds. The Reorganization of all of the Funds (except the UMB Scout Small Cap Fund) into the Trust, which is a Delaware statutory trust, will not affect your investment or the way a Fund is managed. In fact, the change will permit the Funds to operate under a law that is more favorable to mutual funds, thus allowing the Funds to operate more efficiently. The UMB Scout Small Cap Fund already is a series of the Trust.

The proposed advisory agreement changes the fee structure of each of the Funds to one that is more typical in the mutual fund industry. The changes are expected to lower overall expenses for some Funds and increase overall expenses for others, in a manner that the Board believes is fair and consistent with comparable funds and the shareholders' best interests.

The proposed reclassification of the Funds' investment objectives and general investment policies as non-fundamental will enable the Board to modify investment objectives and policies in the future, without the delay and expense of a shareholder vote. However, certain investment restrictions will remain matters of fundamental policy that cannot be changed without a shareholder vote. Shareholders are being asked to standardize and modernize these fundamental investment restrictions. If shareholders of the UMB Scout Stock Fund approve the investment policy changes, that Fund will be managed according to a value-oriented investment philosophy going forward. Previously, the Fund invested in a blend of value and growth stocks. In addition, the Board has authorized the UMB Scout Stock Select Fund to be managed according to a growth-oriented investment philosophy. That Fund will be re-named the UMB Scout Growth Fund. Otherwise, the proposed changes in investment policies are not expected to have a material impact on the way the Funds' investments are currently managed.

WHEN WOULD THE REORGANIZATION TAKE PLACE?

It is expected that the Reorganization would occur on or about April 1, 2005. You would receive notice of any material changes to this schedule.

WILL THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

The value of your Fund account would not change as a result of the Reorganization. Shares of your Fund would be exchanged for an equal number of shares of a corresponding series of the Trust in the Reorganization. The total value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

WHO WOULD PAY FOR THE REORGANIZATION?

Scout Investment Advisors, Inc., each Fund's manager and investment adviser, has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR MY FUND?

Shareholders of each of the Funds except the UMB Scout Small Cap Fund are being asked to vote in favor of the proposal to elect a new board in case the Reorganization is not approved. If the Reorganization is approved, the Board of Trustees of the Trust will oversee the operations of all of the Funds. The composition of the Board of Trustees of the Trust would be the same as the Board of Directors you are being asked to approve for your Fund. Shareholders of the UMB Scout Small Cap Fund are being asked to vote in favor of all of the nominees to the Trust's Board of Trustees.

WHY AM I BEING ASKED TO APPROVE THE RECLASSIFICATION OF MY FUND'S GENERAL INVESTMENT OBEJCTIVES AND POLICIES AS NON-FUNDAMENTAL POLICIES?

The investment objectives and general investment policies of certain Funds are currently classified as matters of "fundamental" policy, which means that they cannot be modified by the Board without a shareholder vote. The proposed reclassification of the investment objectives and general investment policies as non-fundamental policies will provide the Board with the flexibility in the future to modify the objectives and policies without the costs and delays associated with shareholder meetings. This flexibility will enable the Board and management to respond more quickly to circumstances that warrant changes in the types of investments, strategies or approaches that are employed to seek the Fund's investment objective. In addition, we are taking this opportunity to modernize and update some investment limitations currently applicable to each Fund.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on January 31, 2005 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy Statement were mailed to shareholders of record on or about [FEBRUARY 15, 2005].

I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

Your vote makes a difference. If numerous shareholders just like you fail to vote, your Fund may not receive enough votes to go forward with its Meeting. If this happens, we will need to solicit votes again.

HOW CAN I VOTE?

You can vote your shares in any of the following ways:

      -     By mail, using the enclosed proxy card.

      -     In person at the Meeting.

      -     By toll-free telephone.

      -     Through the Internet.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.

WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE PROPOSALS?

Each of the proposals is discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call 1-800-780-7198.

                           UMB SCOUT STOCK FUND, INC.
                         UMB SCOUT WORLDWIDE FUND, INC.
                            UMB SCOUT BOND FUND, INC.
                   UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
                        UMB SCOUT MONEY MARKET FUND, INC.
                   UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.
                                 UMB SCOUT FUNDS

                              1010 Grand Boulevard
                           Kansas City, Missouri 64106

                          -----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 2005

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of the shareholders of UMB Scout Stock Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. UMB Scout Tax-Free Money Market Fund, Inc. (each a "Corporation") and UMB Scout Funds (the "Trust") will be held at 1010 Grand Boulevard, 3rd Floor, Kansas City, Missouri at 10:30 a.m. (Central Time) on March 29, 2005. Hereinafter, each Corporation or the Trust (or series thereof) is referred to as a "Fund."

During the Meeting, shareholders will vote on the following proposals (each a "Proposal"):

   PROPOSAL 1: To approve the election of each of the six individuals nominated to serve on the Board of Directors or Board of Trustees, as the case may be, of each Corporation or Trust, respectively.

   PROPOSAL 2: To approve an Agreement and Plan of Reorganization, pursuant to which each Fund that is organized as a Corporation would be reorganized as a separate series of the Trust.

   PROPOSAL 3: To approve a revised investment advisory agreement for each Fund.

   PROPOSAL 4: To approve the modification or reclassification of certain fundamental investment restrictions.

   PROPOSAL 5: To approve the redesignation of certain Funds' investment objectives from fundamental to non-fundamental.

   PROPOSAL 6: To approve the redesignation of certain Funds' investment policies from fundamental to non-fundamental.

Please note that a separate vote is required for each Proposal (or sub-proposal, as described in the Proxy Statement).

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on January 31, 2005 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or at any adjournments or postponements thereof.

                             By Order of the Boards of Directors and Board of
                                Trustees,

                             /s/ Barbara J. Demmer

                             Barbara J. Demmer
                             Secretary

Kansas City, Missouri
[FEBRUARY 15, 2005]

--------------------------------------------------------------------------------

          PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
              ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

--------------------------------------------------------------------------------

                           UMB SCOUT STOCK FUND, INC.
                         UMB SCOUT WORLDWIDE FUND, INC.
                            UMB SCOUT BOND FUND, INC.
                   UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
                        UMB SCOUT MONEY MARKET FUND, INC.
                   UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.
                                 UMB SCOUT FUNDS

                              1010 Grand Boulevard
                           Kansas City, Missouri 64106

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 2005

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished by the Boards of Directors of UMB Scout Stock Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. and UMB Scout Tax-Free Money Market Fund, Inc. (each a "Corporation") and the Board of Trustees of UMB Scout Funds (the "Trust") on behalf of the following funds (each a "Fund") in connection with the solicitation of proxies for use at the special meeting (the "Meeting") of shareholders to be held at 1010 Grand Boulevard, 3rd Floor, Kansas City, Missouri at 10:30 a.m. (Central Time) on March 29, 2005 and at any and all adjournment(s) or postponement(s) thereof:

      - UMB Scout Stock Fund, Inc. on behalf of its series UMB Scout Stock Fund ("Stock Fund") and UMB Scout Stock Select Fund ("Stock Select Fund").

      - UMB Scout WorldWide Fund, Inc. on behalf of its series UMB Scout WorldWide Fund ("WorldWide Fund").

      -     UMB Scout Bond Fund, Inc. ("Bond Fund").

      - UMB Scout Kansas Tax-Exempt Bond Fund, Inc. ("Kansas Tax-Exempt Bond Fund").

      - UMB Scout Money Market Fund, Inc. on behalf of its series UMB Scout Money Market Fund - Federal Portfolio ("Money Market Fund - Federal Portfolio") and UMB Scout Money Market Fund - Prime Portfolio ("Money Market Fund - Prime Portfolio").

      -     UMB Scout Tax-Free Money Market Fund, Inc. ("Tax-Free Money Market
            Fund").

      - UMB Scout Funds on behalf of its series UMB Scout Small Cap Fund ("Small Cap Fund").

This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate each of the following proposals (each a "Proposal"). Some of the Proposals are comprised of a series of sub-proposals, which are described later in this Proxy Statement.

         PROPOSAL                                         SHAREHOLDERS ENTITLED TO VOTE
-------------------------------------------------------   --------------------------------------------------------------
1        To approve the election of each of the six       Shareholders of each Corporation or Trust voting separately by
         individuals nominated to serve on the Board of   Corporation or Trust, respectively.
         Directors or Board of Trustees, as the case
         may be, of each Corporation or Trust,
         respectively.

-------------------------------------------------------   --------------------------------------------------------------
2        To approve an Agreement and Plan of              Shareholders of each of the following Funds, voting separately
         Reorganization, pursuant to which each Fund      by Fund:
         that is organized as a Corporation would be           Stock Fund
         reorganized as a separate series of the Trust.        Stock Select Fund
                                                               WorldWide Fund
                                                               Bond Fund
                                                               Kansas Tax-Exempt Bond Fund
                                                               Money Market Fund - Federal Portfolio
                                                               Money Market Fund - Prime Portfolio
                                                               Tax-Free Money Market Fund

-------------------------------------------------------   --------------------------------------------------------------
3        To approve a revised investment advisory         Shareholders of each of the following Funds, voting separately agreement for
-------------------------------------------------------   --------------------------------------------------------------

         each Fund.                                       by Fund:
                                                               Stock Fund
                                                               Stock Select Fund
                                                               Small Cap Fund
                                                               WorldWide Fund
                                                               Bond Fund
                                                               Kansas Tax-Exempt Bond Fund
                                                               Money Market Fund - Federal Portfolio
                                                               Money Market Fund - Prime Portfolio
                                                               Tax-Free Money Market Fund

-------------------------------------------------------   --------------------------------------------------------------
4        To approve the modification or                   Shareholders of each of the following Funds, voting separately
         reclassification of certain fundamental          by Fund:
         investment restrictions.                              Stock Fund
                                                               Stock Select Fund
                                                               Small Cap Fund
                                                               WorldWide Fund
                                                               Bond Fund
                                                               Kansas Tax-Exempt Bond Fund
                                                               Money Market Fund - Federal Portfolio
                                                               Money Market Fund - Prime Portfolio
                                                               Tax-Free Money Market Fund

-------------------------------------------------------   --------------------------------------------------------------
5        To approve the redesignation of certain Funds'   Shareholders of each of the following Funds, voting separately
         investment objectives from fundamental to        by Fund:
         non-fundamental.                                      Stock Fund
                                                               Small Cap Fund
                                                               WorldWide Fund
                                                               Bond Fund
                                                               Kansas Tax-Exempt Bond Fund
                                                               Money Market Fund - Federal Portfolio
                                                               Money Market Fund - Prime Portfolio
                                                               Tax-Free Money Market Fund

-------------------------------------------------------   --------------------------------------------------------------
6        To approve the redesignation of certain Funds'   Shareholders of each of the following Funds, voting separately
         investment policies from fundamental to          by Fund:
         non-fundamental.                                      Stock Fund
                                                               WorldWide Fund
                                                               Bond Fund
                                                               Kansas Tax-Exempt Bond Fund
                                                               Money Market Fund - Federal Portfolio
                                                               Money Market Fund - Prime Portfolio
                                                               Tax-Free Money Market Fund
-------------------------------------------------------   --------------------------------------------------------------

This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about [FEBRUARY 15, 2005], or as soon as practicable thereafter.

This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial statements, for the fiscal year ended June 30, 2004 has been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the UMB Scout Funds by writing to the address set forth on the first page of this Proxy Statement or by calling (800) 996-2682. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

       THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS
        THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 AND
          FOR PROPOSALS 2, 3, 4, 5 AND 6 (INCLUDING ANY SUB-PROPOSALS)

                               -----------------

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS / TRUSTEES

                         (APPLICABLE FUNDS - ALL FUNDS)

INTRODUCTION

The purpose of this Proposal is to elect a Board of Directors for each Corporation in case the Reorganization, as described in Proposal 2, is not approved by shareholders of each affected Fund. Also, to create uniform boards of directors/trustees for all of the Funds, the same Nominees are also being proposed for election to the Board of Trustees of the Trust.

Four of the six nominees (the "Nominees") named below are currently Directors/Trustees of each Corporation or Trust and each has served in that capacity since originally elected or appointed. Hereinafter, the Board of Directors of each Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board."

THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means: all series of each Corporation or Trust.

                                                                                           Number of
                                                                        Principal        Portfolios in
                                              Term of Office and      Occupation(s)     Fund Complex(1)
                           Position(s) With     Length of Time      During Past Five      Overseen by      Other Directorships
Name, Address and Age          the Fund             Served                Years             Nominee          Held by Nominee
---------------------      ----------------   ------------------    ----------------    ---------------    -------------------
INDEPENDENT
NOMINEES

William E. Hoffman, D.D.S.    Director/         Indefinite until        Orthodontist           9(2)                None
1010 Grand Boulevard           Trustee         successor elected.
Kansas City, Missouri                             Served as a
64106                                           Director/Trustee
Age:  66                                          since 1982.

Eric T. Jager                 Director/         Indefinite until         President,            9(2)          Director of J&B
4800 Main Street               Trustee         successor elected.         Windcrest                             Funds from
Suite 600                                          Served as             Investment                        2000-2003; Director
Kansas City, Missouri                           Director/Trustee      Management, Inc.;                        of Lasergate
64112                                             since 1987.          Executive Vice                       (software systems)
Age:  61                                                                 President -                          from 1998-1999
                                                                        Investments,
                                                                        Bartlett and
                                                                           Company

Stephen F. Rose               Director/         Indefinite until        Chairman, Sun          9(2)                None
1010 Grand Boulevard           Trustee         successor elected.    Publications, Inc.
Kansas City, Missouri                              Served as
64106                                           Director/Trustee
Age:  57                                          since 1989.

Stuart Wien                   Director/         Indefinite until      Retired; formerly        9(2)                None
1010 Grand Boulevard           Trustee         successor elected.      Chairman of the
Kansas City, Missouri                              Served as           Board, Milgram
64106                                           Director/Trustee      Food Stores, Inc.
Age:  81                                          since 1982.

                                                                                              Number of
                                                                         Principal          Portfolios in
                                              Term of Office and       Occupation(s)       Fund Complex(1)
                           Position(s) With     Length of Time       During Past Five        Overseen by      Other Directorships
Name, Address and Age          the Fund             Served                 Years               Nominee          Held by Nominee
---------------------      ----------------   ------------------   ---------------------   ---------------    -------------------
Andrea F. Bielsker             Nominee          Indefinite until        Senior Vice               None               [NONE]
1010 Grand Boulevard                           successor elected.        President,
Kansas City, Missouri                                                  Finance, Chief
64106                                                                Financial Officer
Age:  46                                                               and Treasurer,
                                                                        Great Plains
                                                                       Energy Company
                                                                      since 2002; Vice
                                                                         President,
                                                                       Finance, Chief
                                                                     Financial Officer
                                                                       and Treasurer,
                                                                        Great Plains
                                                                       Energy Company
                                                                      from 2001-2002;
                                                                      Vice President,
                                                                        Finance and
                                                                      Treasurer, Great
                                                                       Plains Energy
                                                                       Company from
                                                                   2000-2001; Treasurer,
                                                                        Great Plains
                                                                       Energy Company
                                                                      from 1996-2000.

INTERESTED NOMINEE

William B. Greiner             Nominee          Indefinite until      Chief Investment            None               [NONE]
1010 Grand Boulevard                           successor elected.    Officer, UMB Bank,
Kansas City, Missouri                                                  n.a. and Scout
64106                                                                    Investment
Age:  50                                                               Advisors, Inc.
                                                                       since 2004; in
                                                                      private practice
                                                                      from 2003-2004;
                                                                       Executive Vice
                                                                       President and
                                                                      Chief Investment
                                                                     Officer, UMB Bank,
                                                                     n.a., and Chairman
                                                                         and Chief
                                                                         Investment
                                                                       Officer, Scout
                                                                         Investment
                                                                      Advisors, Inc.,
                                                                      from 1999-2003.

(1) The UMB Scout Funds is a trust that consists of one series as well as nine "shell" series as of the date of this Proxy Statement. The shell series were formed solely for the purposes of completing the Reorganization described in Proposal 2. Accordingly, the shell series of UMB Scout Funds have not been included in the totals in this column.

(2) Director/Trustee of all Corporations and the Trust in the Fund Complex, which consists of nine series in total.

EXECUTIVE OFFICERS

Officers of each Fund are elected by the Board to oversee the day-to-day activities of the Fund. Information about the executive officers of each Fund, including their principal occupations during the past five years, is set forth in the table below. All of these officers are also officers and/or employees of Scout Investment Advisors, Inc., each Fund's manager and investment adviser (the "Advisor"), or a subsidiary of UMB Financial Corporation.

                                 Position(s) Held       Term of Office and
Name, Address and Age              With the Fund       Length of Time Served      Principal Occupation(s) During Past Five Years
---------------------            ----------------      ---------------------      ----------------------------------------------
Barbara J. Demmer               Principal Financial         Since 2001                           Client Manager
803 W. Michigan St.             Officer, Treasurer                              UMB Fund Services, Inc. (1999-Present); prior to
Milwaukee, WI 53233                     and                                       1999, Senior Vice President and Controller,
Age: 48                              Secretary                                           AMCORE Investment Group, N.A.

Bradley S. Kastler               Chief Compliance           Since 2004           Compliance Officer, UMB Financial Corporation
1010 Grand Boulevard                  Officer                                        (March 2004-Present); Risk Management
Kansas City, Missouri 64106                                                        Representative, UMB Financial Corporation
Age: 41                                                                          (October 2003-March 2004); Audit Director, UMB
                                                                                Financial Corporation (April 2001-October 2003);
                                                                               Trust Examiner, Officer of the Comptroller of the
                                                                                      Currency (November 1999-April 2001).

Edward J. McShane, Jr.               President              Since 2002           Executive Vice President, UMB Bank, n.a. since
1010 Grand Boulevard                                                                                  1967
Kansas City, Missouri 64106
Age: 72

James L. Moffett                Principal Executive         Since 2003         Portfolio Manager, UMB Scout WorldWide Fund, Inc.
1010 Grand Boulevard                  Officer                                   and UMB Scout Stock Fund, Inc.; President, Scout
Kansas City, Missouri 64106                                                                Investment Advisors, Inc.
Age: 63

SHARE OWNERSHIP

As of December 31, 2004, the Nominees, Directors and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all Funds in the Fund Complex as of December 31, 2004. [THE INFORMATION AS TO BENEFICIAL OWNERSHIP IS BASED ON STATEMENTS FURNISHED BY EACH NOMINEE.]

INDEPENDENT NOMINEES

                                                                 INDEPENDENT NOMINEE
DOLLAR RANGE OF EQUITY      -------------------------------------------------------------------------------------------
SECURITIES IN THE FUND      WILLIAM E. HOFFMAN  ERIC T. JAGER       STEPHEN F. ROSE   STUART WIEN    ANDREA F. BIELSKER
--------------------------  ------------------  -------------       ---------------   -----------    ------------------
UMB Scout Stock Fund

UMB Scout Stock Select
Fund

UMB Scout Small Cap Fund

UMB Scout WorldWide Fund

UMB Scout Bond Fund

UMB Scout Kansas
Tax-Exempt Bond Fund

UMB Scout Money Market
Fund - Federal Portfolio

UMB Scout Money Market
Fund - Prime Portfolio

UMB Scout Tax-Free
Money Market Fund

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
ALL FUNDS OVERSEEN
WITHIN FUND COMPLEX

INTERESTED NOMINEE

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   WILLIAM B. GREINER
----------------------------------------------- ------------------
UMB Scout Stock Fund
----------------------------------------------- ------------------
UMB Scout Stock Select Fund
----------------------------------------------- ------------------
UMB Scout Small Cap Fund
----------------------------------------------- ------------------
UMB Scout WorldWide Fund
----------------------------------------------- ------------------
UMB Scout Bond Fund
----------------------------------------------- ------------------
UMB Scout Kansas Tax-Exempt Bond Fund
----------------------------------------------- ------------------
UMB Scout Money Market Fund - Federal Portfolio
----------------------------------------------- ------------------
UMB Scout Money Market Fund - Prime Portfolio
----------------------------------------------- ------------------
UMB Scout Tax-Free Money Market Fund
----------------------------------------------- ------------------
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
OVERSEEN WITHIN FUND COMPLEX

The following table sets forth the securities owned by the Independent Nominees and their immediate family members:

                              Name of Owners and
     Name of Trustee       Relationships to Trustee       Company         Title of Class    Value of Securities     Percent of Class
-------------------------- ------------------------- ------------------- ------------------ --------------------- ------------------
Andrea F. Bielsker         [NONE]                    [NONE]              [NONE]             [NONE]                [NONE]
-------------------------- ------------------------- ------------------- ------------------ --------------------- ------------------
William E. Hoffman         None                      None                None               None                  None
-------------------------- ------------------------- ------------------- ------------------ --------------------- ------------------
Eric T. Jager(1)           Joan Alison Bartlett      UMB Financial       Common             [$136,154.56]         [0.0001%]
                           Jager - spouse            Corporation
-------------------------- ------------------------- ------------------- ------------------ --------------------- ------------------
Stephen F. Rose            None                      None                None               None                  None
-------------------------- ------------------------- ------------------- ------------------ --------------------- ------------------
Stuart Wien                None                      None                None               None                  None

(1) The UMB Financial Corporation (UMBFC) common stock is separate marital property of Ms. Jager and Mr. Jager specifically disclaims beneficial ownership of the stock.

NUMBER OF BOARD MEETINGS

During the fiscal year ended June 30, 2004, the Board of Directors of each Corporation met seven times and the Board of Trustees of the Trust met seven times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

COMPENSATION

Consistent with industry practice, the Boards of Directors/Trustees have approved their level of compensation. The following table summarizes the compensation paid to the Directors/Trustees of the Funds, including committee fees, for the twelve-month period ended June 30, 2004.

                       Aggregate Compensation Per    Pension or Retirement                                 Total Compensation For
Name of Person,         Fund for Serving on Fund  Benefits Accrued as Part of Estimated Annual Benefits   Serving on the Fund Boards
Position                        Board(2)                 Fund Expenses             Upon Retirement       Paid to Director/Trustee(3)
---------------------- -------------------------- --------------------------- -------------------------  ---------------------------
Edward McShane, Jr.(1)           $   0                         $0                        $0                        $     0
Director/Trustee
---------------------- -------------------------- --------------------------- ------------------------- ----------------------------
William E. Hoffman               $ 625                         $0                        $0                        $ 8,875
Director/Trustee
---------------------- -------------------------- --------------------------- ------------------------- ----------------------------
Eric T. Jager                    $ 616                         $0                        $0                        $ 8,625
Director/Trustee
---------------------- -------------------------- --------------------------- ------------------------- ----------------------------
Stephen F. Rose                  $ 625                         $0                        $0                        $ 8,875
Director/Trustee
---------------------- -------------------------- --------------------------- ------------------------- ----------------------------
Stuart Wien                      $ 625                         $0                        $0                        $ 8,875
Director/Trustee
---------------------- -------------------------- --------------------------- ------------------------- ----------------------------

(1) As an "interested" Director, Mr. McShane, Jr. received no compensation for his services as Director or officer.

(2) The amount in this column represents the approximate amount that an Independent Director/Trustee receives on a per Fund basis. The amount is calculated by dividing the aggregate fee paid to the Director/Trustee by the number of Funds (there were 14 funds during the fiscal year ended June 30, 2004, which has since been reduced to 9 funds).

(3) The amounts reported in this column reflect the total compensation paid to each Director/Trustee for his service as a Director/Trustee during the fiscal year ended June 30, 2004. The aggregate fee assumes that the Director/Trustee annually will attend each of the Funds' quarterly meetings and is composed of a $3,000 annual retainer plus $1,375 per regular meeting and $125 per special meeting. These fees are paid by the Advisor and not the Funds themselves. Effective August 1, 2004, Directors/Trustees are compensated as follows: Annual retainer of $15,000 plus $1,500 per in-person Board meeting, $250 per telephonic Board meeting, $500 per Audit Committee meeting, $500 per Nominating/Corporate Governance Committee meeting and $500 per special meeting. In addition, the Audit Committee Chairperson will receive an additional annual retainer of $2,000 and the Lead Independent Director/Trustee will receive an additional annual retainer of $5,000.

Mr. McShane, Jr. has decided not to stand for re-election. Therefore, if elected, the new unitary Board will be comprised of the other four existing Directors/Trustees and two new nominees (William B. Greiner and Andrea F. Bielsker).

STANDING COMMITTEES

Currently, the Board of Directors/Trustees has two standing committees and these are described below.

Audit Committee

The Board of Directors or Trustees of each Fund has established an Audit Committee and the Audit Committee of each Board is composed of all of the Independent Directors/Trustees (i.e., Messrs. Hoffman, Jager, Rose and Wien). The Audit Committee met three times during the fiscal year ended June 30, 2004.

The Audit Committee has adopted a charter. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. According to its charter, each Fund's Audit Committee (1) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditor; and (4) acts as a liaison between the Fund's independent auditors and the Fund's Board.

If approved by shareholders, Ms. Bielsker also will be a member of the Audit Committee. Furthermore, she will be the "audit committee financial expert" as that term is defined by the Securities and Exchange Commission ("SEC").

Nominating Committee

The Board of Directors or Trustees of each Fund recently established a Nominating Committee made up of each of the Independent Directors or Trustees. The Committee was established after the fiscal year ended June 30, 2004 and therefore held no meetings during that fiscal year. The Committee evaluates, from time to time, the appropriate size of the Board and recommends changes in size and composition, as deemed necessary; makes recommendations for nominations for membership of Board committees, structure and functions; establishes processes for developing candidates for Independent Board members and conducts searches for qualified candidates; and recommends a slate of Independent Board members to be elected at Fund shareholders' meetings or nominees to fill Independent Board member vacancies on the Board, where and when appropriate.

In considering the qualifications of a potential candidate, the Committee generally considers a candidate's educational background, business or professional experience, and reputation. In addition, the following minimum qualifications apply with respect to a candidate for Board membership as an Independent Director/Trustee: (1) the candidate shall be independent from relationships with the Funds' investment adviser and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act; (2) the candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) the candidate shall have no continuing relationship as a director, officer or board member of any open-end or closed-end fund other than those within the UMB Scout Funds complex.

Most recently, in response to new laws and regulations relating to mutual fund governance and Board structure, the Nominating Committee sought to identify an additional Board member who would qualify as an Independent Director/Trustee and would also qualify to serve as an Audit Committee Financial Expert. The Committee identified potential nominees and also requested that management suggest qualified candidates for consideration. The Committee evaluated five nominees, two of which, including Ms. Bielsker, were suggested by the Fund's President on behalf of management.

The Committee also evaluates candidates' qualifications and makes recommendations to the full Board, for positions as "interested" members on the Board. The Committee evaluated the qualifications of each of the Nominees and conducted interviews. Based on the recommendations of the Committee, the Independent Directors/Trustees of each Fund's Board determined to fix the number of board members at six, five of whom would be independent board members and one of whom who would be an interested board member. Each of the Boards also approved the Committee's recommendations on the five independent board member Nominees and management's recommendation on the interested board member Nominee.

The Committee has a charter, which is included as Exhibit 12 to this Proxy Statement. Among other things, the charter includes a policy with regard to the consideration of Board candidates nominated by shareholders. Specifically, when vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by "Qualifying Shareholders" (defined below) who provide appropriate background material about the candidate that demonstrates the candidate's ability to serve as a director/trustee. A Qualifying Shareholder is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of a Fund's outstanding shares, (ii) has been a shareholder of 1/2 of 1% or more of a Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee, and (iii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Shareholder and the length of time that the shares have been owned by the Qualifying Shareholder; (c) a description of all arrangements and understandings between the Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Funds, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a director/trustee of the Funds if so nominated and elected/appointed.

A Qualifying Shareholder's written recommendation may be addressed to the Nominating Committee at the UMB Scout Funds' offices, 803 West Michigan Street, Milwaukee, WI 53233, Attn: Barbara J. Demmer, Secretary. The Nominating Committee's intention is that the recommending shareholder demonstrate a significant and long term commitment to the Funds and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and their shareholders. If the Nominating Committee receives a recommendation from a Qualifying Shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

SHAREHOLDER APPROVAL

Election of the Nominees to the Board of Directors/Trustees of each Fund must be approved by a plurality of the votes cast in person or by proxy at the Meeting.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                     A VOTE FOR APPROVAL OF THE ELECTION OF
             EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS/TRUSTEES

                                   PROPOSAL 2

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

            (APPLICABLE FUNDS - ALL FUNDS EXCEPT FOR SMALL CAP FUND)

INTRODUCTION

The purpose of this Proposal is to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Stock Fund, Stock Select Fund, WorldWide Fund, Bond Fund, Kansas Tax-Exempt Bond Fund, Money Market Fund - Federal Portfolio, Money Market Fund - Prime Portfolio and Tax-Free Money Market Fund into new series of UMB Scout Funds, a Delaware statutory trust (the "Trust"). This Proposal does not apply to Small Cap Fund because it is already organized as a series of the Trust.

The Boards of Directors of UMB Scout Stock Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. and UMB Scout Tax-Free Money Market Fund, Inc. (each, a "Corporation," and collectively the "Corporations") unanimously recommend that shareholders of Stock Fund, Stock Select Fund, WorldWide Fund, Bond Fund, Kansas Tax-Exempt Bond Fund, Money Market Fund - Federal Portfolio, Money Market Fund - Prime Portfolio, and Tax-Free Money Market Fund (each a "Maryland Fund," and collectively the "Maryland Funds") approve an Agreement and Plan of Reorganization (a "Plan" or the "Plans") substantially in the form attached to this Proxy Statement as Exhibit 1. Each Corporation is organized under the laws of the State of Maryland. This proposed change calls for the reorganization of the Maryland Funds from Maryland Corporations into newly formed series of the Trust (the "Reorganization"). As of the effective date of the Reorganization, the Trust will have a series that corresponds to each Maryland Fund. The corresponding new series for each Maryland Fund is referred to as the "New Fund" in this Proposal.

If the Plan is approved by shareholders and the Reorganization is implemented, the investment objectives, policies and restrictions of each New Fund will be the same as those of its corresponding Maryland Fund (including the changes approved by shareholders in Proposals 4, 5 and 6), the portfolio securities of each Maryland Fund will be transferred to its corresponding New Fund, and shareholders will own interests in each New Fund that are equivalent to their interests in the corresponding Maryland Fund on the closing date of the Reorganization. The investment advisor responsible for the investment management of each New Fund will be the same as the investment advisor for the corresponding Maryland Fund. Each New Fund will have substantially the same name as its corresponding Maryland Fund except that the Board has approved a name change to the Stock Select Fund, which will be renamed the UMB Scout Growth Fund. The Trustees and officers of the Trust will be the same as the Directors and officers of the Maryland Funds, including any persons elected under Proposal
1. The Trust will have the same fiscal year end as the Maryland Funds. Thus, on the effective date of the Reorganization, a shareholders' interest in a New Fund would be equivalent to the shareholder's interest in the corresponding Maryland Fund. For all practical purposes, a shareholder's investment in a Maryland Fund will not change.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

The Boards unanimously recommend conversion of the Maryland Funds into series of the Trust because they have determined that the Delaware statutory trust form of organization is an inherently flexible form of organization and would provide certain administrative advantages to the Maryland Funds. Delaware statutory trust law contains provisions specifically designed for mutual funds. Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently.

Under Delaware statutory trust law, the New Funds will have the enhanced flexibility to respond to future business contingencies. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law authorizes management to take various actions without requiring shareholder approval if permitted by the fund's governing documents and also provides more flexibility for obtaining needed approval by shareholders. Another advantage that is afforded to a mutual fund organized as a Delaware statutory trust is that there is a well-established body of corporate precedent that may be relevant in deciding issues pertaining to the Trust. Comparisons of the Delaware Statutory Trust Act with the Maryland General Corporation Law, including a comparison of relevant provisions of the governing documents of the Maryland Funds and the Trust, is included in Exhibit 2, which is entitled "Comparison of Delaware Statutory Trusts and Maryland Corporations."

The Reorganizations also will increase uniformity among the mutual funds within the UMB Scout Funds family. Increased uniformity among the mutual funds, many of which share common directors, trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with applicable law and also reduce administrative burdens.

For these reasons, the Boards believe it is in the interests of the shareholders to reorganize the Maryland Funds into series of the Trust. If approved by shareholders, it is anticipated that the Reorganizations will take effect on April 1, 2005.

The following discussion applies to the Reorganization of each Maryland Fund, except where otherwise specifically noted.

CONSEQUENCES AND PROCEDURES OF THE REORGANIZATION

The net asset value of the shares of each Maryland Fund will not be affected by the Reorganization. Each New Fund has been organized specifically for the purpose of effecting the Reorganization. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to a Maryland Fund, a Corporation, or to any New Fund. (See "Certain Federal Income and State Tax Consequences of the Plan," below.)

To accomplish the Reorganization, each Maryland Fund's Plan provides that each Maryland Fund will transfer all of its assets, subject to its related liabilities, to the corresponding New Fund. The New Fund will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the New Fund that such shareholder previously held in the corresponding Maryland Fund on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Maryland Fund that he or she owned as of the effective date of the Reorganization. On the date of the Reorganization, the net asset value per share of each Maryland Fund will be the same as the net asset value per share of the corresponding shares of the New Fund. The New Fund will assume all liabilities and obligations of the corresponding Maryland Fund.

On the effective date of the Reorganization, each certificate, if any, representing shares of a Maryland Fund will represent an identical number of shares of the corresponding New Fund.

The Boards reserve the right to terminate the Plan or abandon a Reorganization if they determine that such action is in the best interests of a Maryland Fund and its shareholders. If the Reorganization is not approved by shareholders or if the Board determines to terminate or abandon the Reorganization, the Maryland Fund will continue to operate as a Maryland corporation.

CAPITALIZATION AND STRUCTURE

The Trust was established pursuant to an Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware and is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of the Trust has the power to divide such shares into an unlimited number of series or classes of beneficial interest without shareholder approval. Each share of a New Fund represents an equal proportionate interest in the assets and liabilities belonging to that series (or class).

Shares of the New Funds have substantially the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the shares of the corresponding Maryland Funds. Please see Exhibit 2, "Comparison of Delaware Statutory Trusts and Maryland Corporations." Shares of each Maryland Fund are, and, when issued, shares of each corresponding New Fund will be, fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

In the Reorganization, shares of the Maryland Fund will be exchanged for an identical number of shares of the corresponding New Fund. Thereafter, shares of the New Fund will be available for issuance at their net asset value applicable at the time of sale. The New Funds will be included as series in the Trust's existing registration statement under the Securities Act of 1933, as amended, and the 1940 Act.

EFFECTS OF SHAREHOLDER APPROVAL OF THE REORGANIZATION

Under the 1940 Act, the shareholders of a particular series of a Delaware statutory trust must approve the initial investment advisory agreement relating to that series. Theoretically, if the Reorganization is approved by shareholders and the Maryland Funds are reorganized as series of the Trust, the shareholders of each New Fund would need to vote on its investment advisory agreement.

The New Funds must obtain shareholder approval of the investment advisory agreement to comply with the 1940 Act and to operate in the same manner that they operate currently after the Reorganization. The Boards have determined that it is in the best interest of the shareholders of each Maryland Fund (who will become the shareholders of a corresponding New Fund if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting for the New Fund to obtain the shareholder approval of the investment advisory agreement shortly after the closing of the Reorganization.

The Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of each Maryland Fund to constitute the approval of the Plan contained in Exhibit 1, and also to constitute, for purposes of the 1940 Act, approval by the shareholders of each Maryland Fund of the investment advisory agreement between the Trust on behalf of the New Fund and the Maryland Fund's current investment advisor, which will be substantially identical to the agreement that is in place between the Maryland Fund and its current investment advisor (please see Proposal 3).

The Trust will issue a single share of each New Fund to the corresponding Maryland Fund, and, assuming approval of the Reorganization by shareholders of the corresponding Maryland Fund, the officers of that Maryland Fund, prior to the Reorganization, will cause the Maryland Fund, as the sole shareholder of the New Fund, to vote such share "FOR" approval of the investment advisory agreement. The New Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective, policies and restrictions for each New Fund will be the investment objective, policies and restrictions of the corresponding Maryland Fund immediately prior to the Reorganization. That is, each New Fund's investment objective, policies and restrictions will reflect the results of the corresponding Maryland Fund's shareholders' votes on Proposals 4, 5 and 6.

INVESTMENT ADVISORY AGREEMENTS

If the proposed new investment advisory agreement relating to each Maryland Fund, as described in Proposal 3 (a "New Agreement"), is approved by the shareholders of the Maryland Fund, the terms of the investment advisory agreement for the corresponding New Fund will be substantially identical to the New Agreement for the Maryland Fund. For each Maryland Fund for which the New Agreement described in Proposal 3 is not approved, if any, the investment advisory agreement for the corresponding New Fund will be substantially identical to the existing investment advisory agreement currently in place for that Maryland Fund.

OTHER AGREEMENTS

The Trust, on behalf of the New Funds, will enter into agreements (i) with UMB Fund Services, Inc. ("UMBFS") for transfer agency, administration and fund accounting services; (ii) with UMB Bank, n.a. for custody services; and (iii) with UMBFS and UMB Bank, n.a. for retirement plan services. These agreements will be substantially identical to the agreements that are currently in place between the Maryland Fund, UMBFS and UMB Bank, n.a. (see Proposal 3).

CERTAIN FEDERAL INCOME AND STATE TAX CONSEQUENCES OF THE PLAN

It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes so shareholders will not experience a taxable gain or loss when the Reorganization is completed. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Maryland Funds, the Trust, and the New Funds, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of a Maryland Fund for the shares of the corresponding New Fund, the transfer of such shares to the holders of shares of the Maryland Fund, and the liquidation and dissolution of the Maryland Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Maryland Fund, the New Fund, or shareholders of the Maryland Fund or the New Fund. A shareholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his or her adjusted basis for tax purposes in the shares of the corresponding Maryland Fund immediately before the exchange.

Each shareholder should consult his or her own tax advisor with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

REQUESTS FOR REDEMPTION OF A MARYLAND FUND

Any request to redeem shares of a Maryland Fund that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Maryland Fund. Any request to redeem shares of a Maryland Fund received or processed after the Reorganization will be treated as a request for the redemption of shares of the corresponding New Fund.

EXPENSES OF THE REORGANIZATION

The Advisor has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

SHAREHOLDER APPROVAL

Each Reorganization must be approved by an affirmative vote of a majority of the outstanding shares of the corresponding Maryland Fund cast in person or by proxy at the Meeting.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                  A VOTE FOR APPROVAL OF THE REORGANIZATION OF
                             YOUR FUND TO THE TRUST

                                   PROPOSAL 3

        APPROVAL OF A REVISED INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

                         (APPLICABLE FUNDS - ALL FUNDS)

                    COMMON INFORMATION FOR PROPOSALS 3A - 3I

INTRODUCTION

At the Meeting, shareholders of each Fund will be asked to vote separately regarding the approval of a new advisory agreement with the Advisor. The Advisor serves as each Fund's manager and investment advisor currently, and as such, manages the investment and reinvestment of each Fund's assets. However, currently each Fund is structured with a unified or "bundled" management fee. The fee structure is "bundled" in that each Fund pays a specific management fee to the Advisor, who in turn, is obligated to provide, or obtain and pay for, all advisory, management, supervisory and administrative services required in the normal operation of the Fund and to bear most operating expenses of the Fund. Specifically, the unified management fee covers the cost of:

      - investment advisory services (including compensation of Fund directors/trustees or officers who are affiliated with the Advisor);

      -     director/trustee fees and board meetings;

      - custody, fund accounting, transfer agency and fund administration services;

      -     outside legal and independent public accountant services; and

      - general expenses such as printing and mailing prospectuses and shareholder reports and other out of pocket costs.

The unified management fee does not cover, and each Fund therefore pays, charges associated with brokerage transactions, interest, taxes, government fees and charges (e.g., state blue sky fees), directors and officers/error and omissions insurance premiums and extraordinary expenses (e.g., expenses related to litigation or administrative proceedings).

The Board is seeking your approval to unbundle this fee arrangement. By unbundling the fee arrangement, each Fund would enter into a new agreement with the Advisor solely for investment advisory services and the Fund would pay all of its other expenses directly. This means that the Fund also would enter into separate agreements with certain other service providers to provide the services that previously were provided by the Advisor (or were provided by another service provider and paid for by the Advisor). Specifically, each Fund would enter into a new administration and fund accounting agreement and transfer agency agreement with UMB Fund Services, Inc. ("UMBFS") to provide certain administration, fund accounting and transfer agency services, a new custody agreement with UMB Bank, n.a., and a new retirement plan agreement with UMBFS and UMB Bank, n.a. relating to certain retirement plan services. The Funds would pay for these services directly. It is important to note that unbundled fees are standard in the mutual fund industry and will make it easier for shareholders to compare the Funds to other mutual fund offerings.

In addition to the unbundling, the new advisory agreement would include a breakpoint discount for each Fund except for the Money Market Fund - Federal Portfolio, Money Market Fund - Prime Portfolio and Tax-Free Money Market Fund. Specifically, at $1 billion of assets, each of these Funds would experience a reduction in its advisory fee paid to the Advisor. Currently, only the WorldWide Fund has assets that total more than $1 billion. Therefore, the breakpoint will have no immediate effect on any of the applicable Funds except for the WorldWide Fund. Please note that the WorldWide Fund currently has a breakpoint discount in place. However, the breakpoint discount will be different under the proposed advisory agreement, as more fully described in the appropriate sub-proposal.

Also, the Advisor has agreed to enter into agreements to subsidize certain Funds by imposing a total expense limitation for the Stock Fund, Stock Select Fund, Bond Fund and Kansas Tax-Exempt Bond Fund. The expense limitation agreement will be contractual and will remain in effect through October 31, 2006. However, the Advisor may continue the expense limitation after that time. These expense limitations are being employed so that each Fund operates at rates that are competitive in the marketplace.

The aforementioned changes to the fee structure are expected to increase overall expenses for some Funds and lower overall expenses for others, in a manner that the Board believes is fair and consistent with comparable funds and the shareholders' best interests.

More information about the new advisory agreement including a comparison of fees before and after the unbundling, a description of the breakpoint discounts and expense limitation (if any) is provided below under each sub-proposal.

GENERAL INFORMATION ABOUT THE ADVISOR

Scout Investment Advisors, Inc. (the "Advisor") is the manager and investment advisor for each Fund. The Advisor provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of each Fund in accordance with each Fund's stated investment objective and policies. The Advisor is a wholly-owned subsidiary of UMB Bank, n.a., which in turn is a wholly-owned subsidiary of UMB Financial Corporation. The Advisor's address is 1010 Grand Boulevard, Kansas City, MO 64141. As of December 31, 2004, UMB Bank, n.a. and the Advisor were collectively responsible for managing approximately $7 billion in client assets.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors/Trustees of the Funds held on November 18, 2004, the Directors/Trustees approved the proposed investment advisory agreement and voted to recommend that shareholders of each Fund approve the proposed investment advisory agreement for their Fund. After due consideration, each of the Directors/Trustees, including all of the Independent Directors/Trustees, unanimously approved the proposed investment advisory agreement, subject to shareholder approval. At that meeting, the Board concluded that the terms of the proposed agreement are fair and reasonable for each Fund, and in the best interests of shareholders. In recommending that shareholders approve the proposed advisory agreement, the Board considered all factors that it deemed relevant, including:

      - The investment advisory fees and other expenses that would be paid by the Funds under the proposed advisory agreement and the fees and expenses of similar funds managed by other investment advisers;

      - The impact of the unbundling of the unified fee on each Fund's total expense ratio;

      - The fact that the Advisor has agreed to subsidize certain Funds by imposing a contractual expense limitation so that these Funds' total expense ratios will remain at or below current levels;

      - The historical investment performance of each Fund, as well as the performance of other funds in the marketplace not advised by the Advisor, but having similar investment focus and asset types;

      - Its favorable experience with the investment personnel responsible for managing each Fund and the nature and quality of investment advisory services provided by the Advisor to the Funds on an on-going basis;

      - Possible economies of scale in managing the Funds, including in this regard the proposed advisory fee breakpoints, if any, for the Funds; and

      - A report prepared by an independent consulting firm to analyze Fund fees and expenses, which included among other things, a comparison of Fund fees and expenses, after unbundling the unified management fee, to other funds in the marketplace. In the case of the Small Cap Fund and the WorldWide Fund, where historical fees and expenses were significantly below market rates, the Board's analysis supported a conclusion to seek an increase in the investment advisory fee rates.

A copy of the form of proposed advisory agreement is included as Exhibit 3.

LIMITATIONS OF LIABILITY

The proposed advisory agreements have the same provisions regarding the circumstances under which the Advisor may be liable to a Fund as each Fund's current advisory agreement. Under both agreements (current and proposed), the Advisor is not liable to any Corporation (or the Trust, as applicable), Fund or shareholder for acts or omissions in connection with its services rendered under the agreement, or any loss arising out of the purchase, holding or sale of any security, except for liability resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the agreement, and except as otherwise provided in the 1940 Act.

DETAILS ABOUT CURRENT ADVISORY AGREEMENT

The Advisor has served as each Fund's investment advisor since May 12, 2001. UMB Bank, n.a., the Advisor's parent, served as each Fund's investment advisor from January 1, 1996 to May 11, 2001.

The Board of Directors/Trustees of each Fund, including a majority of the Independent Directors/Trustees, most recently approved the continuation of each Fund's current advisory agreement on February 12, 2004. The current advisory agreement will continue in effect until March 31, 2005, unless and until terminated by either party as provided for in the advisory agreement. The current advisory agreement will continue in force from year to year after March 31, 2005, but only so long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. Under the 1940 Act, the continuance of advisory agreements must be approved annually by a majority of Board members, including a majority of directors/trustees who are not "interested persons" (as defined in the 1940 Act). The current advisory agreement will continue only if the proposed advisory agreement (described below) is not approved by shareholders. As described above, the current advisory agreement covers advisory and various other administrative services to the Fund (e.g., custodian, fund accounting, transfer agency, etc.).

DETAILS AND DURATION OF PROPOSED ADVISORY AGREEMENT

Under the proposed advisory agreement, the advisory fee is calculated using breakpoints for each Fund (except the Money Market Fund - Federal Portfolio, Money Market Fund - Prime Portfolio and Tax-Free Money Market Fund). These breakpoints provide for lower fees on Fund net assets above specified asset levels, as more fully described in each sub-proposal below. The Advisor also has agreed to enter into agreements to subsidize the Stock Fund, Stock Select Fund, Bond Fund and Kansas Tax-Exempt Bond Fund by imposing a total expense limitation for those Funds. The expense limitation agreement will be contractual and will remain in effect through October 31, 2006. However, the Advisor may continue the expense limitation after that time. Whereas, the current advisory agreement includes a unified management fee that is paid to the Advisor for providing not only advisory services but also for providing or paying other service providers for providing custody, fund accounting, transfer agency and other related services as described above, the fee under the proposed advisory agreement will cover only advisory expenses. Each Fund would enter into a separate new administration and fund accounting agreement and transfer agency agreement with UMBFS to provide certain administration, fund accounting and transfer agency services, a separate new custody agreement with UMB Bank, n.a., and a new retirement plan agreement with UMBFS and UMB Bank, n.a. relating to certain retirement plan services. Each Fund would pay for these services directly. If approved by shareholders, the proposed advisory agreement will commence on April 1, 2005 and continue in effect for two years (i.e., until March 31, 2007), unless and until terminated by the Board, or, with respect to a Fund, by a vote of a majority of the outstanding voting securities of that Fund accompanied by appropriate notice. The proposed advisory agreement will continue in force from year to year after March 31, 2007, but only so long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

COMPARISON OF THE CURRENT AND PROPOSED ADVISORY AGREEMENTS

INVESTMENT ADVISORY RESPONSIBILITIES - The proposed and current advisory agreements are the same with respect to the Advisor's responsibilities and duties as each Fund's investment advisor. Under both advisory agreements, the Advisor is responsible for managing the investment and reinvestment of each Fund's assets. However, under the current advisory agreement, the Advisor also provides or pays other service providers for providing certain services (e.g., administration, custody, transfer agency, etc.) to each Fund. If shareholders approve the proposed advisory agreement, these other services will be provided pursuant to separate agreements and paid for directly by each Fund.

INVESTMENT ADVISORY FEES - The primary difference between the current and proposed advisory agreements relates to fee structures and expense limitations. Under the current advisory agreement, the management fee for all Funds except the WorldWide Fund is calculated using a fixed percentage of net assets of a Fund regardless of the size of the Fund. Under the proposed advisory agreement, the management fee for each Fund other than the Money Market Fund - Federal Portfolio, Money Market Fund - Prime Portfolio and Tax-Free Money Market Fund is calculated using breakpoints. These breakpoints provide for lower fees as Fund net assets reach specified levels (see tables below under each sub-proposal for more specific information on breakpoint discounts). Although the WorldWide Fund currently has breakpoint discounts, the breakpoint levels will be different under the proposed advisory agreement due to the unbundled fee structure. Finally, there are no expense limitations under the current advisory agreement. However, the Advisor has agreed to enter into agreements to subsidize the Stock Fund, Stock Select Fund, Bond Fund and Kansas Tax-Exempt Bond Fund by imposing a total expense limitation for those Funds, which is described more fully under each applicable sub-proposal.

SHAREHOLDER APPROVAL

Approval of Proposals 3A - 3I by each Fund's shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
                       VOTE FOR EACH OF PROPOSALS 3A - 3I

PROPOSAL 3A: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
             ADVISORS, INC. AND UMB SCOUT STOCK FUND, INC. ON BEHALF OF THE STOCK FUND
             (APPLICABLE FUND - STOCK FUND ONLY)

BREAKPOINT DISCOUNTS

The table below shows the breakpoint discount for the Stock Fund under the proposed advisory agreement after the current unified management fee is unbundled.

Assets:                  Advisory Fee Reduction from Original Fee
------------------------ ------------ ---------------------------
FIRST $1 BILLION            0.60 %                N/A
------------------------ ------------ ---------------------------
OVER $1 BILLION             0.575%               0.025%
------------------------ ------------ ---------------------------

EXPENSE LIMITATION

The Advisor has agreed to enter into an agreement to subsidize the Stock Fund by imposing a total expense limitation so that the Fund's total expense ratio after unbundling the unified management fee remains near the Fund's current total expense ratio. The effect of this expense limitation is shown in the comparative fee tables below. The expense limitation agreement will be contractual and will remain in effect through October 31, 2006. However, the Advisor may continue the expense limitation after that time. This expense limitation is being employed so that the Fund operates at rates that are competitive in the marketplace.

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Fund's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                CURRENT  PRO FORMA
                                                ------- -------------
Management Fees                                  0.85%     0.60%
----------------------------------------------- ------- -------------
Distribution (12b-1) Fees                        None      None
----------------------------------------------- ------- -------------
Other Expenses                                   0.02%     0.33%
----------------------------------------------- ------- -------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.87%     0.93%
----------------------------------------------- ------- -------------
Less Advisor's Fee Waiver/Payments                N/A     (0.03%)
----------------------------------------------- ------- -------------
REVISED NET ANNUAL FUND OPERATING EXPENSES       0.87%     0.90%
----------------------------------------------- ------- -------------

For the fiscal year ended June 30, 2004, the Stock Fund paid: (a) $1,094,662 in management fees to the Advisor under the unified fee structure, of which $840,314 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $1,116,392, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Stock Fund would have paid: (a) $772,686 in advisory fees to the Advisor, which represents a decrease of 8.0% in the advisory fee component only; and (b) total expenses of $1,159,029, which represents an increase of 3.8% in the total expense ratio.

EXAMPLE:

                CURRENT PRO FORMA
                ------- ---------
1 Year            $89      $92
--------------- ------- ---------

3 Years         $   278 $    293
--------------- ------- --------
5 Years         $   482 $    512
--------------- ------- --------
10 Years        $ 1,073 $  1,140
--------------- ------- --------

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                               FOR THE STOCK FUND

PROPOSAL 3B:  TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
              ADVISORS, INC. AND UMB SCOUT STOCK FUND, INC. ON BEHALF OF THE STOCK SELECT FUND
              (APPLICABLE FUND - STOCK SELECT FUND ONLY)

BREAKPOINT DISCOUNTS

The table below shows the breakpoint discount for the Stock Select Fund under the proposed advisory agreement after the current unified management fee is unbundled.

Assets:           Advisory Fee Reduction from Original Fee
----------------  ------------ ---------------------------
FIRST $1 BILLION      0.60%                 N/A
----------------  --------     ----------------
OVER $1 BILLION      0.575%               0.025%
----------------  --------     ----------------

EXPENSE LIMITATION

The Advisor has agreed to enter into an agreement to subsidize the Stock Select Fund by imposing a total expense limitation so that the Fund's total expense ratio after unbundling the unified management fee remains near the Fund's current total expense ratio. The effect of this expense limitation is shown in the comparative fee tables below. The expense limitation agreement will be contractual and will remain in effect through October 31, 2006. However, the Advisor may continue the expense limitation after that time. This expense limitation is being employed so that the Fund operates at rates that are competitive in the marketplace.

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Fund's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                           CURRENT PRO FORMA
                                           ------- ---------
Management Fees                             0.85%    0.60%
------------------------------------------ -----   ------
Distribution (12b-1) Fees                   None     None
------------------------------------------ -----   ------
Other Expenses                              0.08%    0.59%
------------------------------------------ -----   ------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.93%    1.19%
------------------------------------------ -----   ------
Less Advisor's Fee Waiver/Payments           N/A    (0.29%)
------------------------------------------ -----   ------
REVISED NET ANNUAL FUND OPERATING EXPENSES  0.93%    0.90%
------------------------------------------ -----   ------

For the fiscal year ended June 30, 2004, the Stock Select Fund paid: (a) $176,478 in management fees to the Advisor under the unified fee structure, of which $135,473 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $193,782, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Stock Select Fund would have paid: (a) $124,567 in advisory fees to the Advisor, which represents a decrease of 8.0% in the advisory fee component only; and (b) total expenses of $186,851, which represents a decrease of 3.6% in the total expense ratio.

EXAMPLE:

          CURRENT PRO FORMA
         -------- ---------
1 Year   $    95  $    92
-------- -------  -------
3 Years  $   296  $   349
-------- -------  -------
5 Years  $   515  $   626
-------- -------  -------
10 Years $ 1,143  $ 1,417
-------- -------  -------

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                            FOR THE STOCK SELECT FUND

PROPOSAL 3C: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT ADVISORS, INC. AND THE TRUST ON BEHALF OF THE SMALL CAP FUND (APPLICABLE FUND - SMALL CAP FUND ONLY)

BREAKPOINT DISCOUNTS

The table below shows the breakpoint discount for the Small Cap Fund under the proposed advisory agreement after the current unified management fee is unbundled.

Assets:          Advisory Fee Reduction from Original Fee
---------------- ------------ ---------------------------
FIRST $1 BILLION    0.75%                 N/A
---------------- -------      ---------------
OVER $1 BILLION     0.65%                0.10%
---------------- -------      ---------------

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Fund's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CURRENT PRO FORMA
                                     ------- ---------
Management Fees                       0.85%    0.75%
------------------------------------  ----     ----
Distribution (12b-1) Fees             None     None
------------------------------------  ----     ----
Other Expenses                        0.04%    0.32%
------------------------------------  ----     ----
TOTAL ANNUAL FUND OPERATING EXPENSES  0.89%    1.07%
------------------------------------  ----     ----

For the fiscal year ended June 30, 2004, the Small Cap Fund paid: (a) $532,253 in management fees to the Advisor under the unified fee structure, of which $408,582 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $555,074, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Small Cap Fund would have paid: (a) $469,691 in advisory fees to the Advisor, which represents an increase of 15.0% in the advisory fee component only; and (b) total expenses of $670,092, which represents an increase of 20.7% in the total expense ratio.

EXAMPLE:

         CURRENT PRO FORMA
         ------- ---------
1 Year   $   91  $   109
-------- ------  -------
3 Years  $  284  $   340
-------- ------  -------
5 Years  $  493  $   590
-------- ------  -------
10 Years $1,096  $ 1,306
-------- ------  -------

INCREASE IN TOTAL EXPENSE RATIO

Based on the tables above, it is evident that the total expense ratio for the Small Cap Fund will increase after the unbundling of the unified management fee structure. However, the overall expense ratio for the Fund would continue to remain at a level that is well below Lipper averages. Since inception, the Small Cap Fund has been operated at an expense ratio that is far below other comparable funds. The increase in the expense ratio is meant to bring the Fund's expenses closer to a fair market rate.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                             FOR THE SMALL CAP FUND

PROPOSAL 3D: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
             ADVISORS, INC. AND UMB SCOUT WORLDWIDE FUND, INC. ON BEHALF OF THE WORLDWIDE FUND (APPLICABLE FUND - WORLDWIDE FUND ONLY)

BREAKPOINT DISCOUNTS

The table below shows the breakpoint discount for the WorldWide Fund under the proposed advisory agreement after the current unified management fee is unbundled.

Assets:          Advisory Fee Reduction from Original Fee
---------------- ------------ ---------------------------
FIRST $1 BILLION    0.80%                 N/A
---------------- -------      ---------------
OVER $1 BILLION     0.70%                0.10%
---------------- -------      ---------------

As mentioned above, the WorldWide Fund currently has a breakpoint discount in place under the unified management fee structure. Under the current arrangement, the Advisor receives management fees based upon an annual rate of 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of 1% on average daily net assets over $1 billion.

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Fund's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CURRENT  PRO FORMA
                                     -------- ---------
Management Fees                       1.08%     0.80%
------------------------------------ -------- ---------
Distribution (12b-1) Fees             None      None
------------------------------------ -------- ---------
Other Expenses                        0.02%     0.35%
------------------------------------ -------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES  1.10%     1.15%
------------------------------------ -------- ---------

For the fiscal year ended June 30, 2004, the WorldWide Fund paid: (a) $7,001,842 in management fees to the Advisor under the unified fee structure, of which $5,744,693 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $7,136,688, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the WorldWide Fund would have paid: (a) $5,158,359 in advisory fees to the Advisor, which represents a decrease of 10.2% in the advisory fee component only; and (b) total expenses of $7,415,141, which represents an increase of 3.9% in the total expense ratio.

EXAMPLE:

          CURRENT PRO FORMA
         -------- ---------
1 Year    $  112   $  117
-------- -------- ---------
3 Years   $  350   $  365
-------- -------- ---------
5 Years   $  606   $  633
-------- -------- ---------
10 Years  $1,340   $1,398
-------- -------- ---------

INCREASE IN TOTAL EXPENSE RATIO

Based on the tables above, it is evident that the total expense ratio for the WorldWide Fund will increase after the unbundling of the unified management fee structure. The increase in the expense ratio is meant to bring the Fund's expenses closer to a fair market rate.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                             FOR THE WORLDWIDE FUND

PROPOSAL 3E:  TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
              ADVISORS, INC. AND UMB SCOUT BOND FUND, INC. (APPLICABLE FUND - BOND FUND ONLY)

BREAKPOINT DISCOUNTS

The table below shows the breakpoint discount for the UMB Scout Bond Fund under the proposed advisory agreement after the current unified management fee is unbundled.

Assets:          Advisory Fee  Reduction from Original Fee
---------------- ------------  ---------------------------
FIRST $1 BILLION    0.57%                  N/A
---------------- ------------  ---------------------------
OVER $1 BILLION     0.52%                 0.05%
---------------- ------------  ---------------------------

EXPENSE LIMITATION

The Advisor has agreed to enter into an agreement to subsidize the Bond Fund by imposing a total expense limitation so that the Fund's total expense ratio after unbundling the unified management fee remains near the Fund's current total expense ratio. The effect of this expense limitation is shown in the comparative fee tables below. The expense limitation agreement will be contractual and will remain in effect through October 31, 2006. However, the Advisor may continue the expense limitation after that time. This expense limitation is being employed so that the Fund operates at rates that are competitive in the marketplace.

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Fund's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                            CURRENT PRO FORMA
                                            ------- ---------
Management Fees                              0.85%    0.57%
------------------------------------------- ------- ---------
Distribution (12b-1) Fees                    None     None
------------------------------------------- ------- ---------
Other Expenses                               0.02%    0.35%
------------------------------------------- ------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES         0.87%    0.92%
------------------------------------------- ------- ---------
Less Advisor's Fee Waiver/Payments            N/A    (0.05%)
------------------------------------------- ------- ---------
REVISED NET ANNUAL FUND OPERATING EXPENSES   0.87%    0.87%
------------------------------------------- ------- ---------

For the fiscal year ended June 30, 2004, the Bond Fund paid: (a) $774,157 in management fees to the Advisor under the unified fee structure, of which $594,279 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $795,042, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Bond Fund would have paid: (a) $519,142 in advisory fees to the Advisor, which represents a decrease of 12.6% in the advisory fee component only; and (b) total expenses of $795,042, which represents a change of 0% in the total expense ratio.

EXAMPLE:

          CURRENT PRO FORM
          ------- --------
1 Year    $   89   $   89
--------- ------- --------
3 Years   $  278   $  288
--------- ------- --------
5 Years   $  482   $  504
--------- ------- --------
10 Years  $1,073   $1,127
--------- ------- --------

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                                FOR THE BOND FUND

PROPOSAL 3F: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
             ADVISORS, INC. AND UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC. (APPLICABLE FUND - KANSAS TAX-EXEMPT BOND FUND ONLY)

BREAKPOINT DISCOUNTS

The table below shows the breakpoint discount for the Kansas Tax-Exempt Bond Fund under the proposed advisory agreement after the current unified management fee is unbundled.

Assets:           Advisory Fee Reduction from Original Fee
----------------- ------------ ---------------------------
FIRST $1 BILLION     0.30%                 N/A
----------------- ------------ ---------------------------
OVER $1 BILLION      0.25%                0.05%
----------------- ------------ ---------------------------

EXPENSE LIMITATION

The Advisor has agreed to enter into an agreement to subsidize the Kansas Tax-Exempt Bond Fund by imposing a total expense limitation so that the Fund's total expense ratio after unbundling the unified management fee remains near the Fund's current total expense ratio. The effect of this expense limitation is shown in the comparative fee tables below. The expense limitation agreement will be contractual and will remain in effect through October 31, 2006. However, the Advisor may continue the expense limitation after that time. This expense limitation is being employed so that the Fund operates at rates that are competitive in the marketplace.

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Fund's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                           CURRENT PRO FORMA
                                           ------- ---------
Management Fees                             0.50%    0.30%
------------------------------------------ ------- ---------
Distribution (12b-1) Fees                   None     None
------------------------------------------ ------- ---------
Other Expenses                              0.04%    2.20%
------------------------------------------ ------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.54%    2.50%
------------------------------------------ ------- ---------
Less Advisor's Fee Waiver/Payments           N/A    (1.96%)
------------------------------------------ ------- ---------
REVISED NET ANNUAL FUND OPERATING EXPENSES  0.54%    0.54%
------------------------------------------ ------- ---------

For the fiscal year ended June 30, 2004, the Kansas Tax-Exempt Bond Fund paid:
(a) $29,805 in management fees to the Advisor under the unified fee structure, of which $18,032 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $31,977, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Kansas Tax-Exempt Bond Fund would have paid: (a) $17,882 in advisory fees to the Advisor, which represents a decrease of 0.8% in the advisory fee component only; and (b) total expenses of $31,977, which represents a change of 0% in the total expense ratio.

EXAMPLE:

          CURRENT PRO FORMA
          ------- ---------
1 Year     $ 55    $   55
--------- ------- ---------
3 Years    $173    $  591
--------- ------- ---------
5 Years    $302    $1,153
--------- ------- ---------
10 Years   $677    $2,687
--------- ------- ---------

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                       FOR THE KANSAS TAX-EXEMPT BOND FUND

PROPOSAL 3G: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
             ADVISORS, INC. AND UMB SCOUT MONEY MARKET FUND, INC. ON BEHALF OF THE MONEY MARKET FUND - FEDERAL PORTFOLIO
             (APPLICABLE FUND - MONEY MARKET FUND - FEDERAL PORTFOLIO ONLY)

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Money Market Fund - Federal Portfolio's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CURRENT PRO FORMA
                                     ------- ---------
Management Fees                       0.50%    0.30%
------------------------------------ ------- ---------
Distribution (12b-1) Fees             None     None
------------------------------------ ------- ---------
Other Expenses                        0.01%    0.18%
------------------------------------ ------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES  0.51%    0.48%
------------------------------------ ------- ---------

For the fiscal year ended June 30, 2004, the Money Market Fund - Federal Portfolio paid: (a) $1,407,634 in management fees to the Advisor under the unified fee structure, of which $851,619 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $1,439,204, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Money Market Fund - Federal Portfolio would have paid: (a) $844,497 in advisory fees to the Advisor, which represents a decrease of 0.8% in the advisory fee component only; and (b) total expenses of $1,351,195, which represents a decrease of 6.1% in the total expense ratio.

EXAMPLE:

         CURRENT PRO FORMA
         ------- ---------
1 Year    $ 52     $ 50
-------- ------- ---------
3 Years   $164     $157
-------- ------- ---------
5 Years   $285     $274
-------- ------- ---------
10 Years  $640     $616
-------- ------- ---------

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                  FOR THE MONEY MARKET FUND - FEDERAL PORTFOLIO

PROPOSAL 3H:  TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
              ADVISORS, INC. AND UMB SCOUT MONEY MARKET FUND, INC. ON BEHALF OF THE MONEY MARKET FUND - PRIME PORTFOLIO
              (APPLICABLE FUND - MONEY MARKET FUND - PRIME PORTFOLIO ONLY)

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Money Market Fund - Prime Portfolio's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CURRENT PRO FORMA
                                     ------- ---------
Management Fees                       0.50%    0.34%
------------------------------------ ------- ---------
Distribution (12b-1) Fees             None     None
------------------------------------ ------- ---------
Other Expenses                        0.01%    0.15%
------------------------------------ ------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES  0.51%    0.49%
------------------------------------ ------- ---------

For the fiscal year ended June 30, 2004, the Money Market Fund - Prime Portfolio paid: (a) $3,931,968 in management fees to the Advisor under the unified fee structure, of which $2,378,841 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $3,988,583, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Money Market Fund - Prime Portfolio would have paid: (a) $2,673,728 in advisory fees to the Advisor, which represents an increase of 12.4% in the advisory fee component only; and (b) total expenses of $3,853,314, which represents a decrease of 3.4% in the total expense ratio.

EXAMPLE:

           CURRENT PRO FORMA
           ------- ---------
1 Year      $ 52     $ 49
---------- ------- ---------
3 Years     $164     $154
---------- ------- ---------
5 Years     $285     $269
---------- ------- ---------
10 Years    $640     $604
---------- ------- ---------

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                   FOR THE MONEY MARKET FUND - PRIME PORTFOLIO

PROPOSAL 3I: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN SCOUT INVESTMENT
             ADVISORS, INC. AND UMB SCOUT TAX-FREE MONEY MARKET FUND, INC. (APPLICABLE FUND - TAX-FREE MONEY MARKET FUND ONLY)

COMPARATIVE FEE AND COST INFORMATION

The annual fund operating expenses table below is intended to help you compare the Tax-Free Money Market Fund's fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

Following the operating expenses table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund for the Fund's most recently completed fiscal year end with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                      CURRENT PRO FORMA
                                      ------- ---------
Management Fees                        0.50%    0.30%
------------------------------------- ------- ---------
Distribution (12b-1) Fees              None     None
------------------------------------- ------- ---------
Other Expenses                         0.01%    0.19%
------------------------------------- ------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES   0.51%    0.49%
------------------------------------- ------- ---------

For the fiscal year ended June 30, 2004, the Tax-Free Money Market Fund paid:
(a) $954,872 in management fees to the Advisor under the unified fee structure, of which $577,698 was determined by the Advisor to be equivalent to the advisory fee only component; and (b) total expenses of $979,998, which includes expenses not covered by the unified fee structure (e.g., registration and insurance fees). On a pro forma basis under the proposed advisory agreement and unbundled fee structure, the Tax-Free Money Market Fund would have paid: (a) $572,892 in advisory fees to the Advisor, which represents a decrease of 0.8% in the advisory fee component only; and (b) total expenses of $935,724, which represents a decrease of 4.5% in the total expense ratio.

EXAMPLE:

          CURRENT PRO FORMA
          ------- ---------
1 Year     $ 52     $ 50
--------- ------- ---------
3 Years    $164     $157
--------- ------- ---------
5 Years    $285     $274
--------- ------- ---------
10 Years   $640     $616
--------- ------- ---------

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
               VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT
                       FOR THE TAX-FREE MONEY MARKET FUND

                                   PROPOSAL 4

               APPROVAL OF THE MODIFICATION OR RECLASSIFICATION OF
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

                         (APPLICABLE FUNDS - ALL FUNDS)

                    COMMON INFORMATION FOR PROPOSALS 4A - 4G

INTRODUCTION

Each Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. In addition, certain investment restrictions relating to specified activities are required to be fundamental. A fund is at liberty to make other restrictions fundamental, depending upon other regulatory requirements or marketing considerations.

Over the years, as new Funds have been created, the investment restrictions relating to the same types of activities were expressed in a variety of different ways for different Funds. Many of the differences reflect changes over time in the positions of the staff of the SEC or other regulatory requirements. Many older Funds are subject to restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, most Funds were required to adopt certain investment restrictions in response to state securities laws and regulations and at the request of individual state securities regulators, who previously had the authority to require Funds to include various state-specific investment restrictions in Fund registration materials.

Under the National Securities Markets Improvements Act of 1996 ("NSMIA"), states are now preempted from regulating the content of mutual fund prospectuses and other mutual fund disclosure documents, and from mandating that funds operate subject to state-imposed investment restrictions. The proposed standardized fundamental investment restrictions are drafted to reflect all current legal and regulatory requirements under the 1940 Act. The only investment restrictions that will continue as fundamental are those required to be fundamental under the law. Going forward, a Fund's Board will be able to modify the remaining non-fundamental investment restrictions when it deems appropriate, without the expense or delay of seeking shareholder approval.

None of the proposed changes in investment restrictions are expected to have a material impact on the way the Funds' investments are currently managed. The investment restrictions that are required to be fundamental investment restrictions, which are proposed to be standardized, will replace the older versions of similar fundamental investment restrictions. Each Fund's remaining current fundamental investment restrictions, which are not required to be fundamental by law, will be converted to non-fundamental investment restrictions.

The Board is recommending that shareholders approve the amendment of certain of the Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment would provide a Fund with greater investment flexibility to meet its investment objective. The proposed fundamental investment restrictions not only satisfy current federal regulatory requirements, but generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes.

The Board does not anticipate that the proposed amendments to certain of the Fund's restrictions, individually or in the aggregate, will materially affect the way a Fund is managed. Should the Board determine at a later date that a material modification to an investment policy that would be permitted under the changed restrictions is appropriate for the Fund, advance notice of any such change would be provided to shareholders. However, the Board believes that the proposed changes are in the best interests of each Fund and its shareholders as they will modernize the fundamental investment restrictions and should enhance each Fund's ability to achieve its investment objective.

The six proposed new fundamental investment restrictions are described below in Proposals 4A - 4F. Exhibits 4 - 9 contain each Fund's current fundamental investment restrictions that are proposed to be replaced by the proposed new fundamental investment restrictions. Each Fund's remaining current fundamental investment restrictions that are proposed to be changed to non-fundamental are included in Exhibit 10. Any Proposals that are approved by shareholders will be effective immediately.

SHAREHOLDER APPROVAL

Approval of Proposals 4A - 4G by each Fund's shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the redesignation of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
                       VOTE FOR EACH OF PROPOSALS 4A - 4G

PROPOSAL 4A:   SENIOR SECURITIES AND BORROWING (APPLICABLE FUNDS - ALL FUNDS
               EXCEPT STOCK SELECT FUND)

PROPOSED RESTRICTION

PROPOSED BORROWING AND SENIOR SECURITIES FUNDAMENTAL INVESTMENT RESTRICTION:
Each Fund will not borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit.

DISCUSSION OF PROPOSED CHANGE

The 1940 Act imposes certain limits on mutual funds with respect to borrowing money or issuing senior securities. The purpose for such limitations is to protect shareholders and their investments by ensuring that a Fund does not subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that would have to be satisfied before those shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit a Fund's exposure to payments to creditors or senior security holders so that a Fund might not experience difficulties in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, policies and restrictions relating to borrowing and senior securities must be fundamental.

The current investment restrictions concerning borrowing and senior securities vary from Fund to Fund. The Funds' current borrowing and senior securities restrictions are listed in Exhibit 4. The Stock Select Fund's current borrowing and senior securities fundamental investment restriction already is identical to the proposed restriction. The adoption of a single, standardized fundamental investment restriction that covers both borrowing and senior securities is designed to reflect all current regulatory requirements and will provide the Funds with the flexibility to borrow or issue senior securities to the extent permitted under the 1940 Act.

Borrowing Restrictions: Under the 1940 Act, a mutual fund is permitted to borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Mutual funds may desire to borrow money to meet redemptions while waiting for cash from sales of new shares without being forced to sell portfolio securities before they would have otherwise been sold. This technique allows funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

The borrowing restrictions of the newer UMB Scout Funds generally permit borrowing to the extent allowed under the 1940 Act, while the older Funds' borrowing restriction limits borrowing to 10% of assets, rather than the 33% permitted by law. Further, the older Funds only permit borrowing "for temporary or emergency purposes" and some prohibit borrowing for leveraging purposes, or prohibit Funds from purchasing any new securities while borrowings are outstanding.

The Small Cap, Kansas Tax-Exempt, Stock, WorldWide, Bond and Tax-Free Money Market Funds' current investment restriction on borrowing also limits the Fund's ability to pledge its credit. Currently, these Funds may not pledge their credit under normal circumstances, except up to 10% of their gross assets for temporary or emergency purposes. The 1940 Act does not require this type of fundamental investment restriction.

The current investment restrictions for the WorldWide Fund also state that the Fund may not purchase securities while borrowings exceed 5% of the value of the Funds' total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

Because the proposed borrowing restriction would provide the Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act or any rule, exemption or interpretation thereof that may be applicable.

Senior Securities Restrictions: A senior security is defined under the 1940 Act generally as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits mutual funds from issuing senior securities, in order to limit the ability of mutual funds to use leveraging. In general, a fund uses leveraging when it borrows money to make investments, or enters into securities transactions without being required to make payment until a later point in time. SEC staff interpretations, however, allow mutual funds to engage in a number of types of transactions which might be considered to raise "senior securities" or leveraging concerns, as long as certain conditions are met which are designed to protect fund shareholders. The conditions to protect fund shareholders under the SEC staff interpretations require the fund to mark on its books cash or liquid securities to cover its future obligations, in order to avoid the creation of a senior security. For example, a fund could engage in short sales, certain options and futures transactions, reverse repurchase agreements and enter into securities transactions that obligate the fund to pay money at a future date (when-issued, forward commitment or delayed delivery transactions).

Some Funds' current fundamental restrictions completely prohibit the Funds from issuing senior securities. This type of restriction may preclude Funds from participating in many of the types of activities that an investment manager may deem appropriate. Some Funds have existing restrictions that similarly place limits on a Fund's ability to pledge or encumber its assets, which limits the Fund's ability to engage in similar activities. All of the Funds have separate restrictions pertaining to short sales and margin purchases, which are considered senior securities under SEC interpretations.

The Board recommends that shareholders approve the fundamental investment restriction set forth above for each Fund. The proposed investment restriction will standardize the borrowing and senior securities restrictions among all Funds and is drafted to provide flexibility for Funds to respond to legal, regulatory or market developments. For most of the Funds, the proposed investment restriction provides substantially more flexibility than their current restrictions; however, adoption of the amended restriction is not expected to materially affect the way the Funds are currently managed or operated. In addition, all of the Funds have an investment restriction that the Funds will not purchase securities on margin or sell securities short. If Proposal 4G is approved, this restriction would become a non-fundamental investment restriction, however, there is no present intention to revise the restriction.

As discussed above, the Funds have no present intention of changing their current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities nor engaging in short sales or purchasing securities on margin. Therefore, the Board does not anticipate that any additional material risk to the Funds will occur as a result of amending the current restriction.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR THE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTION
                       ON SENIOR SECURITIES AND BORROWING

PROPOSAL 4B:   UNDERWRITING SECURITIES (APPLICABLE FUNDS - ALL FUNDS EXCEPT
               STOCK SELECT FUND)

PROPOSED RESTRICTION

PROPOSED UNDERWRITING FUNDAMENTAL INVESTMENT RESTRICTION: Each Fund will not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

DISCUSSION OF PROPOSED CHANGE

The Funds are currently subject to a fundamental investment restriction that prohibits the Funds from acting as an underwriter of securities or an underwriter of securities of other issuers. The Funds' current fundamental investment restrictions relating to underwriting can be found in Exhibit 5. Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, however, a mutual fund may purchase a security for investment purposes that it later sells or re-distributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. SEC staff interpretations clarify, however, that re-sales of privately placed securities by institutional investors, such as a Fund, do not make the institutional investor an underwriter in these circumstances. The current underwriting restriction for the Stock Select Fund already is identical to the proposed restriction and specifically permits such re-sales. The Board, consistent with SEC staff interpretations, believes that the Stock Select Fund will not be considered to be an underwriter in these circumstances. The proposed restriction would clarify the underwriting prohibition for the Funds that contain the absolute prohibition on underwriting and would make the restriction consistent with current SEC staff positions.

The Board recommends that shareholders approve the fundamental investment restriction regarding underwriting set forth above for all Funds. The proposed fundamental investment restriction merely clarifies the types of transactions in which the Fund may permissibly engage and will help to achieve the goal of standardization of restrictions among all Funds. Adoption of the proposed restriction is not expected to materially affect the way the Funds are managed or operated, because each Fund will continue to be subject to an underwriting restriction.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR THE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTION
                                 ON UNDERWRITING

PROPOSAL 4C: REAL ESTATE (APPLICABLE FUNDS - ALL FUNDS EXCEPT STOCK SELECT
             FUND)

PROPOSED RESTRICTION

PROPOSED REAL ESTATE FUNDAMENTAL INVESTMENT RESTRICTION: Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

DISCUSSION OF PROPOSED CHANGE

Although the 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly, a fund's restriction regarding investment in real estate must be fundamental. Some of the Funds' current fundamental investment restrictions relating to real estate are combined with those Funds' fundamental investment restrictions relating to investment in commodities. The current fundamental investment restrictions relating to real estate can be found in Exhibit 6. The adoption of this Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities.

Most of the Funds' current fundamental investment restrictions relating to real estate prohibit a Fund from investing in real estate. The Money Market Fund and Tax-Free Money Market Fund may not invest in real estate, with certain limited exceptions. The Money Market Fund restriction permits the Fund to invest in obligations secured by real estate. The Tax-Free Money Market Fund restriction permits the Fund to invest in municipal bonds secured by a real estate interest. The Stock Select Fund's current real estate fundamental investment restriction already is identical to the proposed restriction.

The Board recommends that shareholders approve the standardized fundamental investment restriction relating to real estate for each Fund. The proposed fundamental restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The Money Market and Tax-Free Money Market Funds would continue to invest in the types of real estate investments in which the Funds may currently invest; however, the Funds would not be limited to investing solely in obligations or municipal bonds secured by real estate. The proposed restriction will also enable Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objective or policies. Adoption of the proposed fundamental restriction is not expected to materially affect the way the Funds are managed or operated.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR THE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTION
                              ON SENIOR REAL ESTATE

PROPOSAL 4D: LENDING (APPLICABLE FUNDS - ALL FUNDS EXCEPT STOCK SELECT FUND)

PROPOSED RESTRICTION

PROPOSED LENDING FUNDAMENTAL INVESTMENT RESTRICTION: Each Fund will not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

DISCUSSION OF PROPOSED CHANGE

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are entering into repurchase agreements, the purchase of certain debt instruments, and lending of portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities and enter into securities lending transactions if it provides an exception from the general prohibition.

Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities (See Proposal 4A above).

Each Fund is currently subject to a fundamental investment restriction prohibiting it from making loans. The Funds current lending fundamental investment restrictions can be found in Exhibit 7. All of the Funds' current lending investment restriction permits the purchase of debt obligations. Some Funds clarify that the purchase of a security subject to a repurchase agreement is not considered a loan, which could potentially be characterized as the making of loans. The Kansas Tax-Exempt Fund clarifies that the purchase of a security subject to a repurchase agreement or the purchase of a portion of publicly distributed debt securities is the making of a loan.

The Board recommends that shareholders approve the standardized fundamental investment restriction concerning lending set forth above for each Fund. The proposed lending restriction is not expected to materially affect the operations of any Fund; however, the authority provided in the restriction expands the limitation currently in place for some Funds. Shareholders would receive information about the changes to a Fund's lending practices and the risks associated with that practice if any Fund intended to take advantage of the increased lending flexibility.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR THE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTION
                                   ON LENDING

PROPOSAL 4E: CONCENTRATION OF INVESTMENTS (APPLICABLE FUNDS - ALL FUNDS)

PROPOSED RESTRICTION

PROPOSED CONCENTRATION FUNDAMENTAL INVESTMENT RESTRICTION: Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

DISCUSSION OF PROPOSED CHANGE

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC staff takes the position that a mutual fund "concentrates" its investments if it invests more than 25% of its assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

The proposed concentration policy is substantially the same as the Funds' current policies, except that it expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction. The Fund's current fundamental investment restrictions related to concentration of investments can be found in Exhibit 8. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Funds with investment flexibility that ultimately is expected to help the Funds respond to future legal, regulatory, market or technical changes.

The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, although the Funds have always been permitted to invest in other investment companies in accordance with the terms of their prospectus, the proposed restriction now makes explicit that such investments are exempted from the Funds' concentration policy. Even with this modified restriction, however, the Funds would continue to remain subject to the limitations on investments in other investment companies as set forth in the 1940 Act and their prospectus. In brief, absent such rules or orders from the SEC, the 1940 Act would prohibit a Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

The Board recommends that shareholders approve the standardized fundamental investment restriction set forth above for the Funds. The proposed investment restriction will standardize the concentration restriction for the Funds and is drafted to provide flexibility for the Funds to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote. Adoption of the proposed fundamental restriction is not expected to materially affect the way the Funds are managed or operated because this change does not reflect a change from non-concentration to concentration or from concentration to non-concentration for any Fund.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR THE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTION
                         ON CONCENTRATION OF INVESTMENTS

PROPOSAL 4F: COMMODITIES (APPLICABLE FUNDS - ALL FUNDS)

PROPOSED RESTRICTION

PROPOSED COMMODITIES FUNDAMENTAL INVESTMENT RESTRICTION: Each Fund will not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

DISCUSSION OF PROPOSED CHANGE

Under the 1940 Act, a Fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, are also considered to be commodities. Funds typically invest in such futures contracts and options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

The Funds' current fundamental restrictions regarding investment in commodities generally prohibit the purchase and sale of commodities. Many of these restrictions were drafted at a time when financial futures contracts were not a common investment technique for mutual funds. The Stock Select Fund's restriction specifically provides that the restriction does not prevent investments in futures contracts and options thereon or investing in securities secured by physical commodities. As noted earlier, some of the Funds' current fundamental investment restrictions relating to real estate are combined with those Funds' fundamental investment restrictions relating to investment in commodities. The adoption of this Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities. The Funds' current fundamental investment restrictions regarding investments in commodities can be found in Exhibit 9.

The Board recommends that shareholders approve the standardized fundamental investment restriction concerning commodities set forth above for each Fund. The proposed restriction will standardize the language of the restriction among the various Funds and provide flexibility for all Funds to invest in financial futures contracts and related options for either investment or hedging purposes, which is broader than many Funds' current restrictions. Using financial futures instruments involves certain risks, and will be utilized only if the Fund and the investment manager determine that such investments are advisable. In such an event, shareholders will receive information about the futures in which the Fund would invest as well as information on the related risks. The Funds have no present intention of changing their current investment strategies regarding commodities. Therefore, the Board does not anticipate that any additional material risk to the Fund will occur as a result of amending the current restriction.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR THE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTION
                                 ON COMMODITIES

PROPOSAL 4G: RECLASSIFICATION OF CERTAIN FUNDAMENTAL RESTRICTIONS AS
             NON-FUNDAMENTAL (APPLICABLE FUNDS - ALL FUNDS)

Many of the Funds are subject to more fundamental investment restrictions than the restrictions proposed to be standardized above. These additional fundamental restrictions, which are listed in Exhibit 10, govern activities that are not required to be the subject of fundamental restrictions under applicable law. The remaining investment restrictions cover areas such as investing for the purpose of exercising control or purchasing securities on margin or selling short. In addition, certain Funds adopted fundamental restrictions that were previously required under the laws of particular states, such as investments in oil or gas development programs, investments in issuers whose securities were held by certain Fund officers or directors, or investments in companies with less than three years' of operations. Other Funds currently are subject to similar investment restrictions, but the restrictions are a matter of non-fundamental policy.

From time to time, these obsolete restrictions may prevent a Fund from making an investment in accordance with the Fund's principal investment objective and strategies that would otherwise be permitted and deemed advisable by the Fund's Advisor. Moreover, the lack of uniform standards among the Funds leads to increased compliance burdens and operating inefficiencies. Reclassifying these fundamental restrictions as non-fundamental will allow a Fund, subject to Board approval, to make changes to the restrictions in the future without seeking shareholder approval. This would eliminate the costs and delays associated with holding future shareholder meetings to revise the restrictions as market or legal conditions change and would allow the Fund to respond more nimbly to such developments. If the Board were to determine to make any material amendments to these restrictions in the future, the changes would be appropriately disclosed to shareholders in the Fund's prospectus and other disclosure documents. As a result, the Funds gain the flexibility of being able to respond more quickly to changing investment products and techniques, while leaving to the Board the ability to review each actual change in policy as it arises in order to assess its impact on the Funds.

For the text of each fundamental investment restriction that would be reclassified as non-fundamental, please refer to Exhibit 10 of this Proxy Statement.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR THE REDESIGNATION OF CERTAIN FUNDAMENTAL INVESTMENT
                         RESTRICTIONS AS NON-FUNDAMENTAL

                                   PROPOSAL 5

                   APPROVAL OF THE REDESIGNATION OF INVESTMENT
                 OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

             (APPLICABLE FUNDS - ALL FUNDS EXCEPT STOCK SELECT FUND)

DISCUSSION OF PROPOSED CHANGE

This Proposal applies to all Funds except the Scout Stock Select Fund because its investment objective is already designated as non-fundamental.

The investment objective of each Fund to which this Proposal applies is designated as "fundamental," which means that any changes, even those not resulting in significant changes in the way a fund is managed or the risks to which it is subject, may require shareholder approval. Under the 1940 Act, a fund's investment objective is not required to be fundamental. However, many funds' investment objectives are classified as fundamental. This practice arose largely as a result of comments given by state securities administrators during the state registration process, as well as because of historical drafting conventions. A fundamental investment objective may be changed only by vote of a Fund's shareholders.

In light of the enactment of NSMIA, which eliminated state securities administrative review of mutual fund registration statements, and in order to provide Fund management with enhanced flexibility to respond to market, industry or regulatory changes, the Boards have approved the redesignation of each Fund's investment objective from fundamental to non-fundamental. A non-fundamental investment objective may be changed at any time by the Board without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete description of the investment objective of your Fund, please consult your Fund's prospectus. The redesignation from fundamental to non-fundamental will not alter any Fund's current investment objective. If this Proposal is approved, if at any time in the future, the Boards approve a change in a Fund's non-fundamental investment objective, shareholders will be given notice of the change prior to its implementation.

SHAREHOLDER APPROVAL

Approval of this proposal by each Fund's shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the redesignation of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
             VOTE FOR THE REDESIGNATION OF THE INVESTMENT OBJECTIVE
                         OF YOUR FUND AS NON-FUNDAMENTAL

                                   PROPOSAL 6

                   APPROVAL OF THE REDESIGNATION OF INVESTMENT
                  POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

     (APPLICABLE FUNDS - ALL FUNDS EXCEPT STOCK SELECT AND SMALL CAP FUNDS)

DISCUSSION OF PROPOSED CHANGE

This Proposal applies to all Funds except the Stock Select and Small Cap Funds because their investment policies are already designated as non-fundamental. The Kansas Tax-Exempt Bond Fund policy that the Fund will pursue its objective by investing at least 80% of its net assets in municipal bonds or debt instruments, the interest on which is exempt from regular federal income tax and Kansas state personal income tax will remain fundamental. The Tax-Free Money Market Fund policy that the Fund will invest at least 80% of its net assets in securities that are exempt from federal income tax will also remain fundamental. The regulations under the 1940 Act require these policies to be fundamental.

Each Fund's general investment policies, which are disclosed in their current prospectus, are classified as matters of "fundamental" policy. Under the 1940 Act, this means that they cannot be modified by the Fund's Board without also obtaining shareholder approval. A Fund's general investment policies govern the manner in which the Fund seeks to achieve its investment objective, by specifying the types of securities that may be bought and sold by the Fund, as well as the various strategies, techniques or approaches that will be employed by the Fund's investment advisor in managing the Fund's portfolio investments. This Proposal seeks to remove the shareholder approval requirement for future changes to the general investment policies and asks Fund shareholders to approve the reclassification of the Fund's general investment policies as non-fundamental.

If shareholders approve this Proposal and the Board approves a change to the general investment policies for a Fund in the future, the Fund would not be required to go through the additional step of obtaining shareholder approval to implement the change. Accordingly, this Proposal would provide the Boards with the flexibility in the future to modify a Fund's investment policies without incurring the costs and delays associated with holding shareholder meetings. This flexibility would enable the Fund to respond more quickly to circumstances that the Fund's investment advisor or the Board believe warrant changes in types of investments, strategies or approaches that are employed to seek the Fund's investment objective. Any material changes to investment policies would still require Board consideration and approval, and would be appropriately reflected in the Fund's prospectus and other disclosure documents. Shareholder interests would be protected through Board oversight and shareholders would receive disclosure of any changes, but the Funds would have added flexibility to react to changing circumstances or to make clarifying changes to their existing disclosure documents. This is the arrangement used by an overwhelming majority of mutual funds, has the potential to enhance the competitive position of the Funds, and is consistent with the approach typically used in recent years when creating new mutual funds.

The change from fundamental to non-fundamental investment policies will not alter any Fund's current investment policies except in the case of the Stock Fund. The Board has authorized a change in the general investment strategy for the Stock Fund so that the Fund can be managed to a value-oriented investment philosophy going forward. Previously, the Fund invested in a blend of value and growth stocks. Otherwise, the proposed changes in investment policies are not expected to have a material impact on the way the Funds are currently managed.

SHAREHOLDER APPROVAL

Approval of this proposal by each Fund's shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the redesignation of any Fund's investment policies from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment policies will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
              VOTE FOR THE REDESIGNATION OF THE INVESTMENT POLICIES
                         OF YOUR FUND AS NON-FUNDAMENTAL

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGER

Scout Investment Advisors, Inc. (the "Advisor") serves as each Fund's investment manager. The address of Scout Investment Advisors, Inc. is 1010 Grand Boulevard, Kansas City, MO 64141. The Advisor is a wholly-owned subsidiary of UMB Bank, n.a. ("UMB"). The following table summarizes information about the principal executive officer and directors of the Advisor.

Name                            Position                      Address                      Principal Occupation
---------------------- ---------------------------- ---------------------------- ------------------------------------------
James L. Moffett       Principal Executive Officer     1010 Grand Boulevard       Chairman and Director, Scout Investment
                                                    Kansas City, Missouri 64106               Advisors, Inc.

Edward J. McShane, Jr.          Director               1010 Grand Boulevard      Executive Vice President, UMB Bank, n.a.
                                                    Kansas City, Missouri 64106

Manual A. Andrade               Director               1010 Grand Boulevard      Executive Vice President, UMB Bank, n.a.
                                                    Kansas City, Missouri 64106

James A. Sangster               Director               1010 Grand Boulevard              President, UMB Bank, n.a.
                                                    Kansas City, Missouri 64106

James A. Reed II                Director               1010 Grand Boulevard          Vice President, Scout Investment
                                                    Kansas City, Missouri 64106               Advisors, Inc.

FUND SERVICES

UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233 ("UMBFS") provides various sub-administrative and fund accounting services to each Fund under a Sub-Administration and Fund Accounting Agreement dated May 19, 2001, as amended, between UMBFS and the Fund's Advisor. UMBFS is the parent of UMB Distribution Services, LLC, the Funds' distributor and a direct subsidiary of UMB Financial Corporation, the parent company of UMB, the Funds' custodian.

DISTRIBUTOR

UMB Distribution Services, LLC, 803 West Michigan Street, Milwaukee, WI 53233 (the "Distributor") acts as distributor to the Funds and acts as an exclusive agent for the Funds in selling their shares to the public. The Distributor is an affiliate of the Advisor.

CUSTODIAN

UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, MO 64141, acts as custodian of the Funds' securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Funds' last audited financial statements and annual report, for the fiscal year ended June 30, 2004 is available free of charge. To obtain a copy, please call 1-800-996-2862 or in the Kansas City area 816-751-5900, or forward a written request to UMB Scout Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders may communicate with the Boards by sending communications to the Secretary of the Funds, Barbara J. Demmer c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233.

SHARES OUTSTANDING

The chart below lists the number of shares of each Fund that are outstanding as of the Record Date:

FUND                                            NUMBER OF SHARES OUTSTANDING
----------------------------------------------- ---------------------------
UMB Scout Stock Fund
----------------------------------------------- ---------------------------
UMB Scout Stock Select Fund
----------------------------------------------- ---------------------------
UMB Scout Small Cap Fund
----------------------------------------------- ---------------------------
UMB Scout WorldWide Fund
----------------------------------------------- ---------------------------
UMB Scout Bond Fund
----------------------------------------------- ---------------------------
UMB Scout Kansas Tax-Exempt Bond Fund
----------------------------------------------- ---------------------------
UMB Scout Money Market Fund - Federal Portfolio
----------------------------------------------- ---------------------------
UMB Scout Money Market Fund - Prime Portfolio
----------------------------------------------- ---------------------------
UMB Scout Tax-Free Money Market Fund
----------------------------------------------- ---------------------------

PRINCIPAL SHAREHOLDERS

For a list of shareholders or entities that, to the best of each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of each Fund as of the Record Date please refer to Exhibit 11 to this Proxy Statement.

[IN ADDITION, TO THE KNOWLEDGE OF EACH FUND'S MANAGEMENT, AS OF THE RECORD DATE, NO DIRECTOR/TRUSTEE OF EACH FUND OWNED 1% OR MORE OF THE OUTSTANDING SHARES OF THAT FUND, AND THE OFFICERS AND DIRECTORS OF EACH FUND OWNED, AS A GROUP, LESS THAN 1% OF THE OUTSTANDING SHARES OF THAT FUND.]

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares by the Trust will be passed upon by Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BKD, LLP, 1360 Post Oak Boulevard, Suite 1800, Houston, Texas 77056-3049, is the Funds' current independent auditor. The independent auditor is selected by the Funds' Directors/Trustees each year.

Audit Committee and Independent Auditors. The Funds' Audit Committee is responsible for the selection of the Funds' independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Funds' financial reports and internal accounting. The Funds' Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Funds and non-audit services to the Funds, the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides on-going services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

Selection of Independent Auditors. The Audit Committee and the Board selected the firm of BKD, LLP ("BKD") as independent auditors of the Funds for the current fiscal year. Representatives of BKD are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to BKD for professional services rendered by BKD for the audit of the Funds' annual financial statements or for services that are normally provided by BKD in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2004 and June 30, 2003 are summarized in the table below.

                                            FISCAL YEAR ENDED FISCAL YEAR ENDED
REGISTRANT                                    JUNE 30, 2004     JUNE 30, 2003
------------------------------------------- ----------------- -----------------
UMB Scout Stock Fund, Inc.                       $15,143           $12,836
------------------------------------------- ----------------- -----------------
UMB Scout Funds                                  $30,286           $25,671
------------------------------------------- ----------------- -----------------
UMB Scout WorldWide Fund, Inc.                   $15,143           $12,836
------------------------------------------- ----------------- -----------------
UMB Scout Bond Fund, Inc.                        $ 7,571           $ 6,418
------------------------------------------- ----------------- -----------------
UMB Scout Kansas Tax-Exempt Bond Fund, Inc.      $ 7,571           $ 6,418
------------------------------------------- ----------------- -----------------
UMB Scout Money Market Fund, Inc.                $15,143           $12,836
------------------------------------------- ----------------- -----------------
UMB Scout Tax-Free Money Market Fund, Inc.       $ 7,571           $ 6,418
------------------------------------------- ----------------- -----------------

Audit-Related Fees. The aggregate fees paid to BKD for assurance and related services by BKD that are reasonably related to the performance of the audit or review of the Funds' financial statements and not reported under "Audit Fees" above for the fiscal years ended June 30, 2004 and June 30, 2003 are summarized in the table below. The services for which these fees were paid included the custody audits required under the 1940 Act.

                                            FISCAL YEAR ENDED FISCAL YEAR ENDED
REGISTRANT                                    JUNE 30, 2004     JUNE 30, 2003
------------------------------------------- ----------------- -----------------
UMB Scout Stock Fund, Inc.                        $2,071            $4,857
------------------------------------------- ----------------- -----------------
UMB Scout Funds                                   $4,143            $9,714
------------------------------------------- ----------------- -----------------
UMB Scout WorldWide Fund, Inc.                    $2,071            $4,857
------------------------------------------- ----------------- -----------------
UMB Scout Bond Fund, Inc.                         $1,036            $2,429
------------------------------------------- ----------------- -----------------
UMB Scout Kansas Tax-Exempt Bond Fund, Inc.       $1,036            $2,429
------------------------------------------- ----------------- -----------------
UMB Scout Money Market Fund, Inc.                 $2,071            $4,857
------------------------------------------- ----------------- -----------------
UMB Scout Tax-Free Money Market Fund, Inc.        $1,036            $2,429
------------------------------------------- ----------------- -----------------

Tax Fees. The aggregate fees paid to BKD for professional services rendered by BKD for tax compliance, tax advice and tax planning for the fiscal years ended June 30, 2004 and June 30, 2003 are summarized in the table below. The services for which these fees were paid included tax return services.

                                            FISCAL YEAR ENDED FISCAL YEAR ENDED
REGISTRANT                                    JUNE 30, 2004     JUNE 30, 2003
------------------------------------------- ----------------- -----------------
UMB Scout Stock Fund, Inc.                        $  700            $  700
------------------------------------------- ----------------- -----------------
UMB Scout Funds                                   $1,400            $1,400
------------------------------------------- ----------------- -----------------
UMB Scout WorldWide Fund, Inc.                    $  700            $  700
------------------------------------------- ----------------- -----------------
UMB Scout Bond Fund, Inc.                         $  350            $  350
------------------------------------------- ----------------- -----------------
UMB Scout Kansas Tax-Exempt Bond Fund, Inc.       $  350            $  350
------------------------------------------- ----------------- -----------------
UMB Scout Money Market Fund, Inc.                 $  700            $  700
------------------------------------------- ----------------- -----------------
UMB Scout Tax-Free Money Market Fund, Inc.        $  350            $  350
------------------------------------------- ----------------- -----------------

Aggregate Non-Audit or Other Fees. BKD did not render any non-audit services or provide other products or services to the Funds, the Advisor or to any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds for the fiscal years ended June 30, 2004 and June 30, 2003.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

RECORD DATE

Only shareholders of record of each Fund as of the close of business on January 31, 2005 ("Record Date") will be entitled to notice of, and to vote at, the Meeting. Each share of record of a Fund on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Funds on or about [FEBRUARY 15, 2005].

The cost of soliciting proxies will be borne by the Advisor. The Advisor reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds expect that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. Investor Connect, 60 East 42nd Street, Suite 405, New York, New York 10165, a proxy solicitation firm, has been engaged to solicit proxies in connection with the Meeting.

The Fund does not reimburse Directors/Trustees and officers of the Funds, or regular employees and agents of the Advisor involved in the solicitation of proxies. The Advisor intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the executive officers and employees of the Funds, the Advisor and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

VOTING BY BROKER-DEALERS

Each Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM

With regard to each of the Funds except the Small Cap Fund, a majority of the Fund's aggregate shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. With regard to the Small Cap Fund, 33-1/3% of shares present in person or represented by proxy constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists, but will not be counted as votes cast at the Meeting.

ADJOURNMENT

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting originally notified.

VOTING REQUIREMENTS

In Proposal 1, Nominees for Director/Trustee receiving a plurality of the votes cast in person or by proxy with respect to a Fund at the Meeting at which a quorum exists will be elected to the Board of Directors of such Fund. Proposal 2 requires the affirmative vote of the holders of a majority of a Fund's outstanding shares cast in person or by proxy at the Meeting. Proposals 3A - 3I, 4A - 4G, 5 and 6 each require the vote of the majority of a Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Funds' offices, 1010 Grand Boulevard, Kansas City, Missouri 64141, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the respective Fund.

                                 By Order of the Boards of Directors and Board of Trustees,

                                 /s/ Barbara J. Demmer

                                 Barbara J. Demmer
                                 Secretary

Dated:  [FEBRUARY 15, 2005]
Kansas City, Missouri

                                INDEX OF EXHIBITS

EXHIBIT 1:  Form of Agreement and Plan of Reorganization

EXHIBIT 2:  Comparison of Delaware Statutory Trusts and Maryland Corporations

EXHIBIT 3:  Form of Proposed Advisory Agreement

EXHIBIT 4: Current Borrowing and Senior Securities Fundamental Investment Restrictions

EXHIBIT 5:  Current Underwriting Fundamental Investment Restrictions

EXHIBIT 6:  Current Real Estate Fundamental Investment Restrictions

EXHIBIT 7:  Current Lending Fundamental Investment Restrictions

EXHIBIT 8:  Current Concentration Fundamental Investment Restrictions

EXHIBIT 9:  Current Commodities Fundamental Investment Restrictions

EXHIBIT 10: Current Fundamental Investment Restrictions Proposed to be
            Reclassified as Non-Fundamental

EXHIBIT 11: Principal Shareholders of the Funds

EXHIBIT 12: Nominating Committee Charter

                                    EXHIBIT 1

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                           BETWEEN UMB SCOUT FUNDS AND
                           UMB SCOUT STOCK FUND, INC.

      This Agreement and Plan of Reorganization ("AGREEMENT") is made as of this ___ day of ___________, 2005 by and between UMB SCOUT FUNDS, a Delaware statutory trust (the "TRUST"), and UMB SCOUT STOCK FUND, INC., a Maryland corporation (the "CORPORATION").

      In consideration of the mutual promises contained herein, and intending to be legally bound, the Trust and the Corporation hereto agree as follows:

1.    PLAN OF REORGANIZATION.

      (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Corporation will convey, transfer and deliver to the Trust at the closing provided for in Section 2 hereof (hereinafter referred to as the "CLOSING") all of the then-existing assets allocated to Corporation's two series of shares to the corresponding series of shares of the Trust. In consideration thereof, the Trust agrees at the Closing to: (i) assume and pay when due, to the extent that there exist Corporation obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, such obligations and liabilities allocated to each class of shares of each series of the Corporation to become the obligations and liabilities of the corresponding class of shares and series of the Trust; and (ii) deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of two separate series of the Trust denominated as UMB Scout Stock Fund and UMB Scout Stock Select Fund (hereinafter individually and collectively referred to as "SERIES OF THE TRUST"), equal in number to the number of full and fractional shares of common stock, $1.00 par value, of, respectively, the corresponding shares of the Corporation's two separate series bearing substantially the same name as the corresponding Series of the Trust (hereinafter individually and collectively referred to as "SERIES OF THE CORPORATION") outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("CODE"). The Corporation shall distribute to the shareholders of each Series of the Corporation the shares of the corresponding Series of the Trust in accordance with this Agreement and the resolutions of the Corporation's Board of Directors authorizing the transactions contemplated by this Agreement.

      (b) In order to effect the delivery of the shares of the Series of the Trust described in Section 1(a)(iii) hereof, the Trust will establish an open account for each shareholder of each Series of the Corporation and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding Series of the Trust equal to the number of full and fractional shares of common stock such shareholder holds in that Series of the Corporation at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of each Series of the Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each Series of the Trust shall be deemed to be the same as the net asset value per share of the corresponding Series of the Corporation. On the Effective Date of the Reorganization, each certificate representing common stock of the Series of the Corporation will be deemed to represent the same number of shares of the corresponding Series of the Trust. Simultaneously with the crediting of the corresponding Series of the Trust to the shareholders of record of the Series of the Corporation, the corresponding shares of the Corporation held by such shareholders shall be cancelled. Shareholders of each Series of the Corporation will have the right to deliver their share certificates of that Series of the Corporation in exchange for share certificates of the corresponding Series of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

      (c) As soon as practicable after the Effective Date of the Reorganization, the Corporation shall take all necessary actions to effect a complete dissolution of the Corporation under Maryland law.

      (d) The expenses of entering into and carrying out this Agreement will be borne by Scout Investment Advisors, Inc.

2.    CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

      The Closing shall consist of: (i) the conveyance, transfer and delivery of the Corporation's assets to the Trust, in exchange for the assumption and payment, when due, by the Trust of the Corporation's obligations and liabilities and (ii) the issuance and delivery of the Trust's shares, all in accordance with
Section 1 hereof, together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation at which this Agreement is considered and approved, or (b) such later date as the Trust and the Corporation may mutually agree ("EFFECTIVE DATE OF THE REORGANIZATION").

3.    CONDITIONS PRECEDENT.

      The obligations of the Corporation and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the Commission and state securities commissions as may be necessary to permit the Trust and the Corporation to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) One or more post-effective amendments to the Corporation's Registration Statement on Form N-1A ("REGISTRATION STATEMENT") under the Securities Act of 1933, as amended, and the 1940 Act, containing such amendments to such Registration Statement as are determined, under the supervision of the Corporation's Board of Directors, to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the most recent post-effective amendment or amendments to the Corporation's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iii) one or more post-effective amendments to the Trust's Registration Statement under the Securities Act of 1933, as amended, and the 1940 Act, containing such amendments to such Registration Statement as are determined, under the supervision of the Trust's Board of Trustees, to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission;

      (c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP ("SRS&Y"), to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the States of Delaware and Maryland, and in accordance with customary representations provided by the Trust and the Corporation in a certificate(s) delivered to SRS&Y, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation, the Trust or the shareholders of the Corporation or the Trust;

      (d) The Corporation shall have received an opinion of SRS&Y, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Corporation, to the effect that: (i) the Trust is a statutory trust duly formed and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

      (e) The Trust shall have received the opinion of SRS&Y, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that:
            (i) the Corporation is organized, validly existing and in good standing under the laws of the state of Maryland; (ii) the Corporation is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Corporation and this Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding agreement of the Corporation in accordance with its terms;

      (f) The shares of each Series of the Trust to be delivered under this Agreement shall be eligible for sale with each state commission, agency or jurisdiction with which such eligibility is required in order to permit shares of each Series of the Trust lawfully to be delivered to each shareholder of the corresponding Series of the Corporation on the Effective Date of the Reorganization;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Corporation's Board of Directors and the shareholders of each Series of the Corporation;

      (h) The shareholders of each Series of the Corporation shall have approved the transactions contemplated by this Agreement, which approval is deemed to be approval to direct the Corporation to vote, and the Corporation shall have voted, as sole shareholder of each Series of the Trust, to:

            (1)   Elect as trustees of the Trust the following individuals:
                  William F. Hoffman, Eric T. Jager, Stephen F. Rose, Andrea F. Bielsker and William B. Greiner;

            (2) Approve a Management Agreement between SIA and the Trust on behalf of each Series of the Trust, which is substantially identical to the then-current Management Agreement between SIA and the Corporation on behalf of each Series of the Corporation;

      (i) The Trust's Board of Trustees shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions by unanimous consent or, where required, at a meeting duly called for such purposes:

            (1) Approval of the Management Agreement described in (h)(2) of this Section 3 on behalf of each Series of the Trust;

            (2) Approval of a Distribution Agreement between UMB Distribution Services, LLC and the Trust on behalf of each Series of the Trust, which is substantially identical to the then-current Distribution Agreement between UMB Distribution Services, LLC and the Corporation on behalf of each Series of the Corporation;

            (3) Approval of a Custody Agreement between UMB Bank, n.a. and the Trust on behalf of each Series of the Trust, which is substantially identical to the then-current Custody Agreement between UMB Bank, n.a. and the Corporation on behalf of each Series of the Corporation;

            (4) Approval of a Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and the Trust on behalf of each Series of the Trust, which is substantially identical to the then-current Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and the Corporation on behalf of each Series of the Corporation;

            (5) Approval of a Foreign Custodian Agreement between UMB Bank, n.a., on behalf of each Series of the Trust, and Citibank, n.a., which is substantially identical to the then-current Foreign Custodian Agreement between UMB Bank, n.a., on behalf of each Series of the Corporation, and Citibank, n.a.;

            (6) Approval of a Transfer Agency Agreement between UMB Fund Services, Inc. and the Trust on behalf of each Series of the Trust, which is substantially identical to the then-current Transfer Agency Agreement between UMB Fund Services, Inc. and the Corporation on behalf of each Series of the Corporation.

            (7) Approval of a Retirement Plan Agreement between UMB Fund Services, Inc. and the Trust on behalf of each Series of the Trust, which is substantially identical to the then-current Custodian Agreement between UMB Fund Services, Inc., on behalf of each Series of the Corporation;

            (8) Selection of BKD, LLP as the Trust's independent auditors for the fiscal year ending June 30, 2005;

            (9) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of each Series of the Trust to the Corporation in consideration for the payment of $1.00 for each such share for the purpose of enabling the Corporation to vote on the matters referred to in paragraph (h) of this Section 3;

            (10)  Submission of the matters referred to in paragraph (h) of this
                  Section 3 to the Corporation as sole shareholder of each class of each Series of the Trust; and

            (11) Authorization of the issuance and delivery by the Trust of shares of each Series of the Trust on the Effective Date of the Reorganization and the assumption by the Series of the Trust of the obligations and liabilities of the corresponding Series of the Corporation in exchange for the assets of the corresponding Series of the Corporation pursuant to the terms and provisions of this Agreement.

      At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Corporation's Board of Directors or the Trust's Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded to its shareholders under this Agreement.

4.    DEREGISTRATION AND DISSOLUTION OF THE CORPORATION.

      Promptly following the consummation of the distribution of the shares of each Series of the Trust to holders of the corresponding shares of the Series of the Corporation under this Agreement, the officers of the Corporation shall take all steps necessary under Federal securities law to deregister the Corporation, including filing with the Commission the Corporation's Application for Deregistration on Form N-8F for purposes of deregistering the Corporation under the 1940 Act. The officers of the Corporation shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing Articles of Dissolution with the Maryland Department of Assessments and Taxation of the state of Maryland.

5.    TERMINATION.

      The Corporation's Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Series of the Corporation, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.    ENTIRE AGREEMENT.

      This Agreement embodies the entire agreement between the Trust and the Corporation and there are no agreements, understandings, restrictions or warranties among the Trust and the Corporation other than those set forth herein or herein provided for.

7.    FURTHER ASSURANCES.

      The Corporation and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.    COUNTERPARTS.

      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.    GOVERNING LAW.

      This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

      IN WITNESS WHEREOF, the Trust and the Corporation have each caused this Agreement and Plan of Reorganization to be executed on its behalf by a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                        UMB SCOUT STOCK FUND, INC.
                                            (a Maryland corporation)

Attest: _____________________________   By: ________________________________
        Name:                               Name:
        Title:                              Title:

                                        UMB SCOUT FUNDS
                                            (a Delaware statutory trust)

Attest: _____________________________   By: _______________________________
        Name:                               Name:
        Title:                              Title:

                                    EXHIBIT 2

                     COMPARISON OF DELAWARE STATUTORY TRUSTS
                            AND MARYLAND CORPORATIONS

The existing Delaware statutory trust within the UMB Scout Funds group is called "UMB Scout Funds" and is referred to herein as the "Trust." Each UMB Scout Fund that is organized as a Maryland corporation, is referred to in this comparison collectively as, the "Corporation."

                                  DELAWARE STATUTORY TRUST                       MARYLAND CORPORATION
                                  ------------------------                       --------------------
STRUCTURE AND GOVERNING   A Delaware statutory trust (a "DST") is    A Maryland corporation is created by filing
DOCUMENTS                 created by a certificate of trust, which   Articles of Incorporation with the Maryland
                          must be filed with the Delaware            Department of Assessments and Taxation.  The
                          Secretary of State.  The law governing     law governing corporations is referred to in
                          DSTs is referred to in this analysis as    this analysis as the "Maryland Law."
                          the "Delaware Act."

                          A DST is an unincorporated association     A corporation is incorporated under the
                          organized under the Delaware Act that      Maryland Law.  A corporation's operations
                          operates similarly to a typical            are governed by charter documents, which
                          corporation.  A DST's operations are       include its Articles of Incorporation and
                          governed by its governing instruments      by-laws, and its business and affairs are
                          (which may consist of one or more          managed by or under the direction of a board
                          instruments, including an agreement and    of directors.
                          declaration of trust, and by-laws) and
                          its business and affairs are managed by    The Corporation is governed by a single form
                          or under the direction of a board of       of Articles of Incorporation, as amended and
                          trustees.                                  supplemented ("Charter"), and By-Laws.

                          The Trust's governing documents consist
                          of an Agreement and Declaration of Trust
                          (the "Declaration of Trust") and By-Laws.

                          Under the Delaware Act, the president      The By-Laws require that the president of
                          need not required to be a Trustee and,     the Corporation be a Director and includes
                          as required by the new corporate           the Chairperson of the Board as an officer
                          governance rule adopted under the 1940     of the Corporation.
                          Act, the Chairperson of the Board need
                          not be an officer of the Trust, but can
                          be an independent Trustee holding a
                          position on the Board of Trustees.

                          Shareholders of statutory trusts           Stockholders of a corporation own shares of
                          (sometimes referred to as "beneficial      "common stock."
                          owners") own shares of "beneficial
                          interest."

MULTIPLE SERIES AND       Under the Delaware Act, a declaration of   The Maryland Law permits a corporation to
CLASSES                   trust may provide for classes, groups or   issue one or more classes of stock and, if
                          series of shares, or classes, groups or    the stock is divided into classes, the
                          series of shareholders, having such        Articles of Incorporation are required to
                          relative rights, powers and duties as      describe each class, including any
                          the declaration of trust may provide.      preferences, conversion or other rights,
                          The series and classes of a DST may be     voting powers, restrictions, limitations as
                          described in the DST's declaration of      to dividends, qualifications and
                          trust or in resolutions

                              DELAWARE STATUTORY TRUST                         MARYLAND CORPORATION
                              ------------------------                         --------------------
                          adopted by the DST's board                 terms or conditions of redemption among such
                          of trustees.  Additionally,                classes.  Corporations must authorize fixed
                          an unlimited number of shares can be       amounts of shares, which periodically must
                          authorized and no state filings or         be increased or revised.  The amendments to
                          shareholder approvals are required to      a corporation's charter documents that
                          create series or classes.                  describe a new series or class, or a change
                                                                     to an existing series or class, must be
                          The Declaration of Trust of the Trust      filed with the State of Maryland.
                          authorizes an unlimited number of shares
                          and permits the creation of multiple       Provided that the charter documents contain
                          series and classes and establishes the     the proper language, the Maryland Law allows
                          provisions relating to the Trust's         a fund's board to classify or reclassify any
                          shares of beneficial interest.             unissued stock from time to time by setting
                                                                     or changing the preferences, conversion or
                                                                     other rights, voting powers, restrictions,
                                                                     limitations as to dividends, qualifications,
                                                                     or terms and conditions of redemption,
                                                                     without stockholder approval, by filing
                                                                     articles supplementary in Maryland.  The
                                                                     current documents contain this language.

LIMITATION OF SERIES      The Delaware Act explicitly provides for   The Maryland Law does not contain specific
LIABILITY                 a limitation of inter-series liability.    statutory provisions addressing inter-series
                          Generally, the debts, liabilities,         liability with respect to a multiple series
                          obligations and expenses incurred,         investment company; however, if the stock of
                          contracted for or otherwise existing       a corporation is divided into classes, the
                          with respect to a particular series of a   Maryland Law requires the corporation's
                          multiple series investment company         charter documents to set forth any
                          registered under the 1940 Act are          preferences or restrictions relating to such
                          enforceable only against the assets of     classes.
                          such series, and not against the assets
                          of a DST, or any other series, provided    The Corporation's Charter appropriately
                          that: (i) the governing instruments        contemplate multiple classes but are silent
                          create one or more series, (ii) the DST    with respect to the issue of
                          separately maintains the records and the   inter-series/class liability.
                          assets of the series; (iii) notice of
                          the limitation of liabilities of the
                          series is set forth in the certificate
                          of trust; and (iv) the governing
                          instruments so provide.  The Declaration
                          of Trust for the Trust specifically
                          limits inter-series liability.

SHAREHOLDER VOTING        The Delaware Act provides greater          Under the Maryland Law, unless the Articles
RIGHTS, QUORUM AND        flexibility with regard to shareholder     of Incorporation of a corporation provide
PROXY REQUIREMENTS        voting rights, etc.  The Declaration of    otherwise, or there is another governing
                          Trust provides that thirty-three and       provision in the Maryland Law, the presence
                          one-third percent (33 1/3%) of the         in person or by proxy of stockholders
                          shares entitled to vote at any meeting     entitled to cast a majority of all the votes
                          must be present in person or by proxy to   entitled to be cast at the meeting
                          establish a proper quorum for voting       constitutes a quorum.  The Corporation's
                          purposes, unless a larger quorum is        By-Laws require a majority of outstanding
                          required by applicable law, by the By      shares for a quorum.
                          Laws of the Trust ("By-Laws"), or by the
                          Declaration of Trust.

                              DELAWARE STATUTORY TRUST                         MARYLAND CORPORATION
                              ------------------------                         --------------------
                          Further, when a quorum is present, a       The Maryland Law requires a plurality of all
                          majority of votes cast shall decide any    votes cast at a meeting at which a quorum is
                          issues, and a plurality shall elect a      present to elect directors unless the
                          Trustee of the Trust unless a larger       corporation's Articles of Incorporation
                          vote is required by the governing          require a larger vote.  For most other
                          documents or under applicable law.  The    stockholder votes, the Maryland Law provides
                          effect of the quorum and voting            that a majority of all votes cast at a
                          provisions is to make it easier for the    meeting at which a quorum is present is
                          Trust to seek appropriate shareholder      sufficient to approve any matter, unless the
                          approvals for many actions not related     corporation's Articles of Incorporation
                          to regulatory issues without               provide otherwise.  Certain other matters,
                          experiencing the added costs or delays     such as amendments to the corporation's
                          of soliciting additional proxies or        Articles of Incorporation, consolidations,
                          votes and without being disadvantaged by   mergers, share exchanges and transfers of
                          abstentions or broker non-votes.  The      assets, require the affirmative vote of
                          Delaware Act also affords trustees the     two-thirds of all votes entitled to be cast
                          ability to adapt a DST to future           on the matter for approval of the measure
                          contingencies.  For example, trustees      (unless the Articles of Incorporation
                          have the authority to incorporate a DST,   include a provision that requires less than
                          to merge or consolidate a DST or its       a two-thirds vote but at least a majority
                          series with another entity, to cause       vote).  The Corporation's Charter and
                          multiple series of a DST to become         By-Laws provide that unless the Maryland Law
                          separate trusts, to change the state of    or another provision of the Charter require
                          domicile or to liquidate a DST, all        otherwise, an action, including the election
                          without having to obtain a shareholder     of directors, shall be effective and
                          vote.                                      authorized by the affirmative vote of the
                                                                     holders of a majority of the total number of
                                                                     shares of stock having voting power, except
                                                                     as otherwise provided therein.  An amendment
                                                                     to the Articles of Incorporation requiring a
                                                                     stockholder vote also is not valid unless it
                                                                     has been authorized by a majority of the
                                                                     shares having voting power.

                          The Declaration of Trust provides that     Under the Maryland Law, unless a
                          all shares of the Trust entitled to vote   corporation's charter provides for a greater
                          on a matter shall vote separately by       or lesser number of votes per share, or
                          series, and if applicable, by class.       limits or denies voting rights, each
                          Shareholders are entitled to whole and     outstanding share of stock is entitled to
                          fractional votes for each whole and        one vote on each matter submitted to a vote
                          fractional share owned.                    at a meeting of stockholders.  The Charter
                                                                     provides that the holder of each share of
                                                                     stock is entitled to whole and fractional
                                                                     votes for each whole and fractional share
                                                                     owned, irrespective of the class.

                          The Delaware Act and the By-Laws both      The Maryland Law provides for stockholders
                          permit the Trust to accept proxies by      to authorize another person to act as proxy
                          any electronic, telephonic,                by providing such authorization by telegram,
                          computerized, telecommunications or        cablegram, datagram, electronic mail, or any
                          other reasonable alternative to the
                          execution of a

                              DELAWARE STATUTORY TRUST                         MARYLAND CORPORATION
                              ------------------------                         --------------------
                          written instrument                         other electronic or telephonic means.  In
                          authorizing the proxy to act, provided     addition, a copy, facsimile
                          that such authorization is received        telecommunication or other reliable
                          within eleven (11) months before the       reproduction of the writing or transmission
                          meeting.  This flexibility may             authorized may be substituted for the
                          facilitate proxy solicitations and         original writing or transmission for any
                          result in savings to the Trust.            purpose for which the original writing or
                                                                     transmission could be used.  The
                                                                     authorization must be received within eleven
                                                                     (11) months before the stockholder meeting.

SHAREHOLDERS' MEETINGS    The Delaware Act permits special           The Maryland Law requires corporations
                          shareholder meetings to be called for      operating as registered investment companies
                          any purpose.  However, the governing       to hold stockholder meetings when required
                          instruments determine shareholders'        to do so under the 1940 Act.  Under Maryland
                          rights to call meetings.  The              Law, a special meeting of stockholders may
                          Declaration of Trust provides that the     be called by the president, the board of
                          Board of Trustees may call shareholder     directors, or any other person specified in
                          meetings for the purpose of: (i)           the Articles of Incorporation or by-laws.
                          electing Trustees, (ii) for such other     The Maryland Law also provides that a
                          purposes as may be prescribed by law,      special meeting shall be called by the
                          the Declaration of Trust or the By-Laws,   secretary of the corporation upon written
                          and (iii) taking action upon any other     request of the stockholders entitled to cast
                          matter deemed by the Trustees to be        at least twenty-five percent (25%) of all of
                          necessary or desirable.  The By-Laws       the votes entitled to be cast at the
                          further provide that a shareholder         meeting, unless the corporation's Articles
                          meeting may be called at any time by the   of Incorporation require a greater or lesser
                          Board of Trustees, by the Chairperson of   percentage.  The Corporation's By-Laws
                          the Board, or by the President, for the    provide that a special meeting may be called
                          purpose of electing Trustees or for the    by the President, a majority of the Board of
                          purpose of taking action upon any other    Directors, or at the request in writing of
                          matter deemed by the Board to be           stockholders entitled to cast at least 10%
                          necessary or desirable.  An annual         of the votes entitled to be cast at the
                          shareholders' meeting is not required by   special meeting.
                          the Delaware Act, the Declaration of
                          Trust, or the By-Laws.

AMENDMENTS TO GOVERNING   The Delaware Act provides broad            Under the Maryland Law, the Articles of
DOCUMENTS                 flexibility with respect to amending the   Incorporation of a Maryland corporation may
                          governing documents of a DST.  The         be amended only:  (i) upon adoption of a
                          Declaration of Trust provides that the     resolution by the directors which sets forth
                          Declaration of Trust may be restated       the proposed amendment; and (ii) if shares
                          and/or amended at any time by an           are outstanding, approval of the proposed
                          instrument in writing signed by a          amendment by the affirmative vote of
                          majority of the then Trustees, and if      two-thirds of all votes entitled to be cast,
                          required, by approval of such amendment    unless the charter provides that a
                          by shareholders.                           requirement of a majority of such votes is
                                                                     permissible.  The Charter provides that it
                                                                     may be amended by a majority of the shares
                                                                     having voting power.

                                  DELAWARE STATUTORY TRUST                          MARYLAND CORPORATION
                                  ------------------------                           --------------------
                       The Declaration of Trust also provides that      The Maryland Law does permit an investment
                       the Trustees shall have the power to amend the   company to amend its charter documents
                       Declaration of Trust without shareholder         without stockholder approval in order:  to
                       approval so as to add to, delete, replace or     change its corporate name; to change the
                       otherwise modify any provisions relating to      name or other designation or the par value
                       the Trust's shares of beneficial interest        of any of its classes or series; to
                       contained in the Declaration of Trust.  If       classify or reclassify any of its unissued
                       shares have been issued, shareholder approval    stock; to allocate or re-allocate
                       is required to adopt any amendments to the       authorized but unissued shares; or to
                       Declaration of Trust which would adversely       increase or decrease the aggregate number
                       affect, to a material degree, the rights and     of shares that the corporation has
                       preferences of the shares of any series or       authority to issue.  Under the Maryland
                       class.  Unlike the Maryland Law, the Delaware    Law, a corporation must file articles of
                       Act does not require any state filings for       amendment or articles supplementary, as
                       amendments to be made to a DST's governing       appropriate, with the Maryland State
                       instruments.                                     Department of Assessments and Taxation.

                       The Declaration of Trust provides that the       The Maryland Law provides that, after the
                       Trustees may amend and repeal the By-Laws.       organizational meeting of the board of
                       The By-Laws of the Trust provide that the        directors, the power to adopt, alter or
                       By-Laws may be restated and/or amended at any    repeal the by-laws is vested in the
                       time, without the approval of shareholders, by   stockholders, except to the extent that the
                       an instrument in writing signed by, or a         Articles of Incorporation or By-Laws vest
                       resolution of, a majority of the Board of        such powers in the board of directors.
                       Trustees.                                        Consistent with the Maryland Law, the
                                                                        Corporation's Charter and By-Laws provide
                                                                        that they may be amended, adopted or
                                                                        repealed by the affirmative vote of the
                                                                        holders of a majority of the total number
                                                                        of shares outstanding and entitled to vote
                                                                        thereon, or by a majority vote of the Board
                                                                        of Directors, as the case may be.

RECORD DATE/NOTICE     The Delaware Act permits a governing             The Maryland Law contains specific
                       instrument to provide for the establishment of   provisions by which a corporation may
                       record dates for determining voting rights.      determine which stockholders are entitled
                                                                        to notice of a meeting, to vote at a
                                                                        meeting, or to any other rights.

                       The Declaration of Trust provides that the       The Maryland Law requires that the record
                       Board of Trustees may fix in advance a record    date be not more than ninety (90) days and
                       date which shall not be more than one hundred    not less than ten (10) days before the date
                       eighty (180) days, nor less than seven (7)       on which the action requiring determination
                       days, before the date of any such meeting.       will be taken.  The Maryland Law also
                                                                        provides that a corporation give
                                                                        stockholders notice not less than ten (10)
                                                                        days nor more than ninety (90) days before
                                                                        the meeting.

                                  DELAWARE STATUTORY TRUST                      MARYLAND CORPORATION
                                  ------------------------                      --------------------
                       The By-Laws provide that all notices of          The Corporation's By-Laws mirror the
                       shareholder meetings shall be sent or            Maryland Law with respect to setting the
                       otherwise given to shareholders not more than    record date and providing notice for a
                       seventy-five (75) days and not less than seven   stockholder meeting.
                       (7) days before the date of the meeting.

REMOVAL OF TRUSTEES/   The Delaware Act is silent with respect to the   Under the Maryland Law, a director may be
DIRECTORS              removal of trustees.  However, the Declaration   removed with or without cause by the
                       of Trust states that the Board of Trustees, by   affirmative vote of at least a majority of
                       action of a majority of the then Trustees at a   all the votes entitled to be cast for
                       duly constituted meeting, may fill vacancies     election of directors.  The Corporation's
                       in the Board of Trustees or remove Trustees      By-Laws provide that Directors may be
                       with or without cause.  Further, the             removed with or without cause by the
                       Declaration of Trust states that shareholders    affirmative vote of a majority of all the
                       shall have the power to remove a Trustee only    votes entitled to be cast for the election
                       to the extent provided by the 1940 Act and the   of Directors.
                       rules and regulations thereunder.

SHAREHOLDER RIGHTS     The Delaware Act sets forth the rights of        Like the Delaware Act, the Maryland Law
OF INSPECTION          shareholders to gain access to and receive       permits stockholders to make reasonable
                       copies of certain DST documents and records      demands to gain access to and receive
                       upon written request by the shareholders.        copies of certain corporate documents and
                       These rights are qualified by the extent         records.  Specifically, a stockholder may
                       otherwise provided in the governing              inspect and copy, during usual business
                       instruments of the DST, as well as a             hours, the corporation's By-Laws; minutes
                       reasonable demand standard related to the        of the proceedings of stockholders; annual
                       shareholder's interest as a shareholder of the   statements of affairs; and voting trust
                       DST.  Consistent with the Delaware Act, the      agreements.  In addition, stockholders
                       By-Laws provide that a shareholder shall have    representing at least 5% of the outstanding
                       the right to inspect and copy the minutes and    shares of any class may, upon written
                       accounting books and records of the Trust upon   request, inspect and copy the corporation's
                       written demand at any reasonable time during     books of accounts and its stock ledgers and
                       usual business hours for a purpose reasonably    request a statement of its affairs.  The
                       related to the shareholder's interest as a       Charter provides that stockholders only
                       shareholder.  Shareholders are also permitted    have the inspection rights required by law
                       to inspect the By-Laws during normal business    or authorized by resolution of the Board or
                       hours.                                           stockholders.

SHAREHOLDER LIABILITY  Personal liability is limited by the Delaware    As a general matter, the stockholders of a
                       Act to the amount of investment in a DST, and    Maryland corporation are not liable for the
                       may be further limited or restricted by the      obligations of the corporation.  The
                       governing instrument.  Shareholders of a DST     liability of stockholders is limited to the
                       are entitled to the same limitation of           consideration, if applicable, that the
                       personal liability extended to shareholders of   stockholders are obligated to pay for the
                       a private corporation organized for profit       stock.  There is no provision in the
                       under the general corporation law of the State   Charter varying this protection.  A
                       of Delaware.  The Declaration of Trust           stockholder of a Maryland corporation may
                                                                        be liable in the amount of any distribution he or


                                  DELAWARE STATUTORY TRUST                      MARYLAND CORPORATION
                                  ------------------------                      --------------------
                        specifically limits the personal liability of   she accepts knowing that the
                        shareholders.                                   distribution was made in violation of the
                                                                        corporation's Articles of Incorporation or
                                                                        the Maryland Law.

TRUSTEE/DIRECTOR       Subject to a DST's  declaration  of trust,  the  The Maryland Law requires a director to
LIABILITY              Delaware  Act  provides  that a  trustee,  when  perform his or her duties in good faith, in acting  in  such  capacity,  may  not  be  held  a manner he or she reasonably believes to personally  liable to any  person  other than a  be in the best interests of the corporation
                       DST or a shareholder  for any act,  omission or  and with the care that an ordinarily
                       obligation  of  the  DST  or  any  trustee.   A  prudent person in a like position would use
                       trustee's  duties  and  liabilities  to the DST  under similar circumstances.  A director
                       and  its   shareholders   may  be  expanded  or  who performs his or her duties in
                       restricted    by   the    provisions   of   the  accordance with this standard has no
                       declaration  of  trust.   The   Declaration  of  liability by reason of being or having been
                       Trust shields  Trustees from  liability for the  a director.  Under the Maryland Law, a
                       acts  or  omissions  of  any  officer,   agent,  corporation may include in its charter a
                       employee,  manager or principal  underwriter or  provision limiting liability for money other  Trustee.  Trustees  and  officers of the  damages of its directors to the corporation
                       Trust  may be held  liable to the Trust and any  or its shareholders.  However, liability
                       shareholder   for  willful   misfeasance,   bad  may not be limited when a director has
                       faith,  gross negligence or reckless  disregard  received an improper benefit or profit in of the duties  involved in the conduct of their  money, property or services or where a office as a Trustee or officer,  but may not be  director has been actively and deliberately held  liable for errors of judgment or mistakes  dishonest.
                       of fact or law.

INDEMNIFICATION        The Delaware Act permits a DST to indemnify      There is no provision in the Maryland Law
                       and hold harmless any trustee, shareholder or    relating to indemnification of
                       agent from and against any and all claims and    stockholders.  The Corporation's Charter
                       demands.  Consistent with the Delaware Act,      and By-Laws are also silent with respect to
                       the Declaration of Trust provides for the        this issue.  The Maryland Law provides a
                       indemnification of officers and Trustees from    comprehensive statutory framework relating
                       and against any and all claims and demands       to the indemnification of directors and
                       arising out of or related to the performance     officers.  Under the Maryland Law, a
                       of their duties as an officer or Trustee.  The   director or officer who is threatened or
                       Trust will not indemnify, hold harmless or       made a party to a proceeding, may be
                       relieve a Trustee from liability when the        indemnified against judgments, penalties,
                       Trustee did not act in good faith in             fines, settlements and reasonable
                       reasonable belief that his or her action was     expenses.  Indemnification will not be
                       in, or not opposed to, the best interests of     permitted if the act or omission of the
                       the Trust; or had acted with willful             director or officer: (i) was material to
                       misfeasance, bad faith, gross negligence or      the matter giving rise to the proceeding
                       reckless disregard of his or her duties; and     and was committed in bad faith, or was the
                       for a criminal proceeding, had reasonable        result of active and deliberate dishonesty;
                       cause to believe his or her conduct was          (ii) resulted in an improper benefit to the
                       unlawful.                                        individual; or (iii) if the director or
                                                                        officer had reasonable cause to believe
                                                                        that the act or omission was unlawful.
                                                                        However, if the proceeding was one by or in
                                                                        the right of the corporation,
                                                                        indemnification may not be made in respect
                                                                        of any proceeding

                                  DELAWARE STATUTORY TRUST                      MARYLAND CORPORATION
                                  ------------------------                      --------------------
                                                                        in which the director shall have been
                                                                        adjudged to be liable to the corporation.

                       The Declaration of Trust also provides that      The Corporation's Charter provides for the
                       any shareholder or former shareholder that is    indemnification of Directors and officers
                       exposed to liability by reason of a claim or     to the maximum extent provided by
                       demand related to such person having been a      applicable law, provided that no Director
                       shareholder, and not because of his or her       or officer of the Corporation shall be
                       acts or omissions, shall be entitled to be       indemnified against any liability to the
                       held harmless and indemnified out of the         Corporation or its stockholders to which he
                       assets of the Trust.                             would otherwise be subject by reason of
                                                                        willful misfeasance, bad faith, gross
                                                                        negligence or reckless disregard of the
                                                                        duties involved in the conduct of his
                                                                        office.

INSURANCE              The Delaware Act does not contain a provision    Under the Maryland Law, a corporation may
                       specifically related to insurance.  The          purchase insurance on behalf of any
                       Declaration of Trust provides that the           director, officer or employee against any
                       Trustees and officers shall be entitled and      liability asserted against and incurred by
                       empowered to the fullest extent permitted by     such person in any such capacity or arising
                       law to purchase insurance with the Trust's       out of such person's position, whether or
                       assets for liability and for all expenses        not the corporation would have the power to
                       reasonably incurred or paid or expected to be    indemnify such person against such
                       paid by a Trustee or officer in connection       liability.  The Corporation's Charter
                       with any claim or proceeding in which he or      permits the purchase of such insurance for
                       she becomes involved by virtue of his or her     Directors, officers and agents.
                       capacity (or former capacity) with the Trust,
                       whether or not the Trust would have the power
                       to indemnify against such liability.

MISCELLANEOUS          The Declaration and By-Laws do not have such     While not required by law, the
                       unnecessary duplicative provisions.              Corporation's Charter and By-Laws have
                                                                        provisions that are unnecessarily
                                                                        duplicative of 1940 Act-governed matters,
                                                                        registration statement disclosures, and
                                                                        other applicable regulations.  These
                                                                        provisions would have to be updated to keep
                                                                        pace with rulemaking and regulatory
                                                                        developments and updates to the prospectus
                                                                        and other documents.  It is time consuming
                                                                        and expensive to attempt to keep such
                                                                        provisions up to date and/or consistent.

                                    EXHIBIT 3

                       FORM OF PROPOSED ADVISORY AGREEMENT

                                 UMB SCOUT FUNDS

                          Investment Advisory Agreement

      THIS INVESTMENT ADVISORY AGREEMENT made between UMB Scout Funds, a Delaware statutory trust (the "Trust"), on behalf of the various series listed on Exhibit A hereto, as such exhibit may be amended from time to time (each such series is referred to as a "Fund" and collectively as, the "Funds"), and Scout Investment Advisors, Inc., a Missouri corporation (the "Advisor").

      WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform various management, statistical, research, investment advisory and other services for the Fund; and,

      WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment advisory, counseling and supervisory services to investment companies and desires to provide these services to the Trust.

      NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

      1. Employment of the Advisor. The Trust hereby employs the Advisor to manage the investment and reinvestment of each Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed an agent of any Fund or the Trust.

      2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.    Investment Advisory Services.

                  (a) The Advisor shall manage each Fund's assets subject to and in accordance with the investment objectives and policies of the Fund and any directions that the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of each Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised. The Advisor shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust's Board of Trustees, of (i) the decisions made with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions, and (iii) the extent to which those decisions have been implemented.

                  (b) The Advisor, subject to and in accordance with any directions that the

Trust's Board of Trustees may issue from time to time, shall place, in the name of each Fund, orders for the execution of the Fund's securities transactions. When placing such orders, the Advisor shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Advisor to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Advisor. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Advisor may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

                  (c) The Advisor shall render regular reports to the Trust, on a quarterly basis, of how much total brokerage business has been placed by the Advisor, on behalf of the Fund, with brokers in various categories and the manner in which the allocation has been accomplished.

                  (d) Decisions on proxy voting shall be made by the Advisor (or any Sub-Advisor) unless the Board of Trustees determines otherwise. Subject to the foregoing, pursuant to its authority, Advisor shall have the power to vote, either in person or by proxy, all securities in which a Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. Advisor shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.

            B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials. The Advisor, its officers and employees will make available and provide accounting and statistical information required by a Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.

            C. Other Obligations and Services. The Advisor shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

            D. Delegation of Services. Subject to the requisite approval of Fund's shareholders the Advisor may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisors") to perform some or all of the services for the Fund for which it is responsible under this Agreement. The Advisor will compensate any Sub-Advisor for its services to the Fund. The Advisor may terminate the services of any Sub-Advisor at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Advisor unless and until a successor Sub-Advisor is selected and the requisite approval of the Fund's shareholders is obtained. The Advisor will continue to have responsibility for all advisory services furnished by any Sub-Advisor.

      3. Expenses of the Funds. It is understood that each Fund will pay all of its own expenses other than those expressly assumed by the Advisor herein, which expenses payable by the Fund shall include:

            A. Fees and expenses paid to the Advisor as provided herein;

            B. Expenses of all audits by independent public accountants;

            C. Expenses of fund administration and accounting agent, transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

            D. Expenses of obtaining quotations for calculating the value of the Fund's net assets;

            E. Salaries and other compensation of executive officers of the Trust who are not officers, directors, stockholders or employees of the Advisor or its affiliates; provided however, that the Fund may bear its proportionate share of the cost of any chief compliance officer even if such officer is an officer, director, stockholder or employee of the Advisor or its affiliates;

            F. Taxes levied against the Fund;

            G. Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

            H. Costs, including the interest expense, of borrowing money;

            I. Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund's and the Trust's legal existence;

            J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

            K. Trustees' fees and expenses to trustees who are not directors, officers, employees or stockholders of the Advisor or any of its affiliates;

            L. Costs and expense of registering and maintaining the registration of the Trust and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

            M. Trade association dues;

            N. The Fund's pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

            O. The Fund's portion of the cost of any proxy voting service used on its behalf.

      4. Compensation of the Advisor. Each Fund shall pay, on a monthly basis, an advisory fee in cash to the Advisor based upon an annual percentage of the value of the Fund's average daily net assets, calculated as set forth in Exhibit B hereto, as such exhibit may be amended from time to time, as compensation for the services rendered and obligations assumed by the Advisor during the preceding month.

The Advisor may agree to voluntarily or contractually reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to voluntarily or contractually make payments to limit expenses that are the responsibility of a Fund under this Agreement. Except as specifically agreed to under a contractual arrangement, any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld and any Fund expense paid by the Advisor pursuant to a contractual or voluntary expense limitation arrangement shall be reimbursed by the Fund to the Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Advisor had agreed.

If this Agreement is terminated prior to the end of any month, the accrued advisory fee shall be paid to the date of termination.

      5. Activities of the Advisor. The services of the Advisor to the Fund hereunder are not to be deemed exclusive, and the Advisor and any of its affiliates shall be free to render similar services to others.

      6. Liabilities of the Advisor.

            A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or any Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

            B. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

      7. Renewal and Termination.

            A. This Agreement shall not become effective as to any Fund until it is approved by the vote of a majority of the outstanding voting securities of that Fund, and thereafter shall continue in effect for two (2) years, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

            B. This Agreement:

                  (i) may at any time be terminated as to a Fund without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty
(60) days' written notice to the Advisor;

                  (ii) shall immediately terminate with respect to any Fund in the event of its assignment; and

                  (iii) may be terminated as to any Fund by the Advisor on sixty
(60) days' written notice to the Trust.

            C. As used in this Paragraph the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

            D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

      8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the ____ day of ____________.

UMB Scout Funds, on behalf of the series listed on Exhibit A

By: _____________________________

Title: __________________________

Scout Investment Advisors, Inc.

By: _____________________________

Title: __________________________

                                    EXHIBIT A

UMB Scout Stock Fund
UMB Scout Stock Select Fund
UMB Scout Small-Cap Fund
UMB Scout Worldwide Fund
UMB Scout Bond Fund
UMB Scout Kansas Tax-Exempt Bond Fund
UMB Scout Money Market Fund-Federal Portfolio
UMB Scout Money Market Fund - Prime Portfolio
UMB Scout Tax-Free Money Market Fund

                                    EXHIBIT B

              FUND                           ADVISORY FEE
              ----                           ------------
      UMB Scout Stock Fund              0.60% for the first $1
                                      billion of annual average
                                           daily net assets
                                      0.575% for annual average
                                       daily net assets over $1
                                               billion
 -------------------------------     ---------------------------
  UMB Scout Stock Select Fund          0.60% for the first $1
                                      billion of annual average
                                           daily net assets
                                      0.575% for annual average
                                       daily net assets over $1
                                               billion
 -------------------------------     ---------------------------
    UMB Scout Small Cap Fund            0.75% for the first $1
                                      billion of annual average
                                           daily net assets
                                       0.65% for annual average
                                       daily net assets over $1
                                               billion
 -------------------------------     ---------------------------
    UMB Scout WorldWide Fund           0.80% for the first $1
                                      billion of annual average
                                           daily net assets
                                       0.70% for annual average
                                       daily net assets over $1
                                               billion
 -------------------------------     ---------------------------
       UMB Scout Bond Fund            0.57% for the first $1
                                     billion of annual average
                                          daily net assets
                                     0.52% for annual average
                                     daily net assets over $1
                                             billion
 -------------------------------     ---------------------------
  UMB Scout Money Market Fund -     0.30% of annual average daily
        Federal Portfolio                     net assets
 -------------------------------     ---------------------------
  UMB Scout Money Market Fund -     0.34% of annual average daily
         Prime Portfolio                      net assets
 -------------------------------     ---------------------------
 UMB Scout Tax-Free Money Market    0.30% of annual average daily
              Fund                            net assets
 -------------------------------     ---------------------------
UMB Scout Kansas Tax-Exempt Bond        0.30% for the first $1
              Fund                    billion of annual average
                                           daily net assets
                                       0.25% for annual average
                                       daily net assets over $1
                                               billion
 -------------------------------     ---------------------------

                                    EXHIBIT 4

   CURRENT BORROWING AND SENIOR SECURITIES FUNDAMENTAL INVESTMENT RESTRICTIONS

Current Borrowing Restriction

       [SMALL CAP AND KANSAS TAX-EXEMPT BOND FUNDS WILL NOT:] borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1.

       [STOCK, WORLDWIDE AND BOND FUNDS WILL NOT:] borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1 and provided further that the WorldWide Fund will not purchase securities when borrowings exceed 5% of its total assets.

       [MONEY MARKET FUND WILL NOT:] borrow money in excess of 10% of either
                Portfolio's total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes; the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of Portfolio securities; the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income.

       [MONEY MARKET FUND WILL NOT:] mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

       [TAX-FREE MONEY MARKET FUND WILL NOT:] borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes (and not for the purpose of leveraging its investments), and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; the Fund will repay all borrowings before making additional investments.

       [TAX-FREE MONEY MARKET FUND WILL NOT:] pledge, mortgage or hypothecate its assets to an extent greater than ten percent (10%) of the value of its net assets.

Current Senior Securities Restriction

       [SMALL CAP FUND WILL NOT:] issue senior securities, except for those investment procedures permissible under the Fund's other restrictions.

       [STOCK, WORLDWIDE AND BOND FUNDS WILL NOT:] issue senior securities, with regard to the UMB Scout Stock Fund and the UMB Scout Bond Fund, except for those investment procedures permissible under a Fund's other restrictions, and with respect to the UMB Scout WorldWide Fund, that borrowings from banks are permitted so long as the requisite asset coverage [of at least 3 to 1] has been provided.

       [KANSAS TAX-EXEMPT BOND FUND WILL NOT:] issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

       [MONEY MARKET AND TAX-FREE MONEY MARKET FUNDS WILL NOT:] issue senior securities, as defined in the 1940 Act.

                                    EXHIBIT 5

            CURRENT UNDERWRITING FUNDAMENTAL INVESTMENT RESTRICTIONS

[SMALL CAP, STOCK, WORLDWIDE, BOND, AND KANSAS TAX-EXEMPT BOND FUNDS WILL NOT:]
        underwrite the securities of other issuers.

[MONEY MARKET FUND WILL NOT:] underwrite securities issued by other persons.

[TAX-FREE MONEY MARKET FUND WILL NOT:] underwrite any issue of securities.

[STOCK SELECT FUND WILL NOT:] underwrite the securities of other issuers, except that it may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

                                    EXHIBIT 6

             CURRENT REAL ESTATE FUNDAMENTAL INVESTMENT RESTRICTIONS

[SMALL CAP AND KANSAS TAX-EXEMPT BOND FUNDS WILL NOT:] engage in the purchase or sale of real estate or commodities.

[STOCK, WORLDWIDE AND BOND FUNDS WILL NOT:] engage in the purchase or sale of real estate or commodities (with respect to WorldWide Fund, includes futures contracts).

[KANSAS TAX-EXEMPT BOND FUND WILL NOT:] engage in the purchase or sale of real estate or commodities.

[MONEY MARKET FUND WILL NOT:] purchase or sell real estate, but this shall not prevent investment in obligations secured by real estate.

[TAX-FREE MONEY MARKET FUND WILL NOT:] purchase or sell real estate, but this shall not prevent investment in municipal bonds secured by a real estate interest therein.

                                    EXHIBIT 7

               CURRENT LENDING FUNDAMENTAL INVESTMENT RESTRICTIONS

[SMALL CAP, STOCK, WORLDWIDE AND BOND FUNDS WILL NOT:] make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof.

[SMALL CAP, STOCK, WORLDWIDE AND BOND FUNDS WILL NOT:] make loans to other persons, except the purchase of debt obligations which are permitted under its investment policy.

[KANSAS TAX-EXEMPT BOND FUND WILL NOT:] make loans to other persons, except by the purchase of debt obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of publicly distributed debt securities is the making of a loan).

[MONEY MARKET FUND WILL NOT:] make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; the purchase of a security subject to a repurchase agreement is not considered making a loan.

[TAX-FREE MONEY MARKET FUND WILL NOT:] make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed; the purchase of a security subject to a repurchase agreement is not considered making a loan

                                    EXHIBIT 8

            CURRENT CONCENTRATION FUNDAMENTAL INVESTMENT RESTRICTIONS

[SMALL CAP FUND WILL NOT:] purchase any securities which would cause 25% or more of the Fund's total assets at the time of such purchase to be invested in any one industry.

[STOCK AND WORLDWIDE FUNDS WILL NOT:] purchase any securities which would cause
       25% or more of a Fund's total assets at the time of such purchase to be invested in any one industry.

[STOCK SELECT FUND WILL NOT:] make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

[BOND FUND WILL NOT:] purchase any securities which would cause 25% or more of a Fund's total assets at the time of such purchase to be invested in any one industry.

[KANSAS TAX-EXEMPT BOND FUND WILL NOT:] invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes. (This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; investments in certificates of deposit and banker's acceptances will not be considered investments in the banking industry; utility companies will be divided according to their services; financial service companies will be classified according to the end users of their services; and asset-backed securities will be classified according to the underlying assets securing such securities.)

[MONEY MARKET FUND WILL NOT:] purchase any securities which would cause more than 25% of the value of a Portfolio's total net assets at the time of such purchase to be invested in any one industry; provided, however, that the Prime Portfolio does not consider assets in certificates of deposit or bankers' acceptances of domestic branches of U.S. banks to be investments in a single industry.

                                    EXHIBIT 9

             CURRENT COMMODITIES FUNDAMENTAL INVESTMENT RESTRICTIONS

[SMALL CAP AND KANSAS TAX-EXEMPT BOND FUNDS WILL NOT:] engage in the purchase or sale of real estate or commodities.

[STOCK, WORLDWIDE AND BOND FUNDS WILL NOT:] engage in the purchase or sale of real estate or commodities (with respect to WorldWide Fund, includes futures contracts).

[STOCK SELECT FUND WILL NOT:] purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

[MONEY MARKET AND TAX-FREE MONEY MARKET FUNDS WILL NOT:] purchase or sell commodities or commodity contracts.

                                   EXHIBIT 10

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                 PROPOSED TO BE RECLASSIFIED AS NON-FUNDAMENTAL

The UMB SCOUT STOCK FUND, the UMB SCOUT WORLDWIDE FUND, and the UMB SCOUT BOND FUND will not, as a matter of fundamental policy:

      (1) invest in companies for the purpose of exercising control of management;

      (2)   purchase securities on margin, or sell securities short;

      (3) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

      (4) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

      (5) enter into dealings with its officers or directors, its investment advisor or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in a Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

      (6) purchase or retain securities of any company in which any Fund officers or directors, or Fund investment advisor or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company;

      (7)   make itself or its assets liable for the indebtedness of others;

      (8) invest in securities which are assessable or involve unlimited liability; or

      (9) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.

The UMB SCOUT SMALL CAP FUND will not, as a matter of fundamental policy:

      (1)   purchase securities on margin, or sell securities short; or

      (2)   make itself or its assets liable for the indebtedness of others.

The UMB SCOUT KANSAS TAX-EXEMPT BOND FUND will not, as a matter of fundamental policy:

      (1)   purchase securities on margin, or sell securities short.

The UMB SCOUT MONEY MARKET FUND will not, as a matter of fundamental policy:

      (1)   invest in equity securities or securities convertible into equities;

      (2)   purchase securities on margin or sell short;

      (3) purchase or retain securities of an issuer if to the knowledge of the Fund's management and directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

      (4) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

      (5)   invest in companies for the purpose of exercising control;

      (6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

      (7) invest more than 5% of the value of either Fund's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities.

The UMB SCOUT TAX-FREE MONEY MARKET FUND will not, as a matter of fundamental policy:

      (1)   invest in equity securities or securities convertible into equities;

      (2) purchase more than ten percent (10%) of the outstanding publicly issued debt obligations of any issuer;

      (3)   purchase securities on margin or sell short;

      (4) purchase or retain securities of an issuer if those directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

      (5)   invest in put, call, straddle or spread options;

      (6) purchase securities of any issuer (except the United States Government, its agencies and instrumentalities, and any municipal bond guaranteed by the United States Government) if, as a result, more than 5% of the total assets would be invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security;

      (7)   invest in companies for the purpose of exercising control;

      (8) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

      (9) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities.

                                   EXHIBIT 11

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

FUND NAME   NAME AND ADDRESS OF OWNER   SHARES OWNED  PERCENTAGE OF FUND
---------   -------------------------   ------------  ------------------

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund.

                                   EXHIBIT 12

                          NOMINATING COMMITTEE CHARTER

                           UMB SCOUT STOCK FUND, INC.
                         UMB SCOUT WORLDWIDE FUND, INC.
                          UMB SCOUT BALANCED FUND, INC.
                            UMB SCOUT BOND FUND, INC.
                   UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
                        UMB SCOUT MONEY MARKET FUND, INC.
                   UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.
                                 UMB SCOUT FUNDS

      This Charter has been adopted by the Boards of Directors/Trustees (the "Board") of the various UMB Scout Funds (the "Funds") to govern the Funds' Nominating Committee, which shall have the purposes, goals, responsibilities, authority and specific powers described herein.

I.    THE COMMITTEE.

      The Nominating Committee (the "Committee") is a committee of, and established by, the Board. The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members," which for purposes of this Charter shall mean members who are not "interested persons" of the Funds ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). A member of the Committee shall be selected by the Board to serve as the Committee's chairperson. The Committee may delegate any portion of its authority to a subcommittee comprised solely of its members.

II.   BOARD SIZE, COMPOSITION AND NOMINATIONS.

      1. The Committee shall (a) evaluate from time to time the appropriate size of the Board and recommend any increase or decrease with respect thereto, (b) recommend any changes in the composition (including the relative relationship of interested to Disinterested Board members) of the Board so as to best reflect the objectives of the 1940 Act, the Funds and the Board, (c) establish processes for developing candidates for Disinterested Board members and for the conducting of searches with respect thereto, and (d) recommend to the independent directors/trustees (i) a slate of Disinterested Board members to be elected at Fund shareholders meetings, or (ii) nominees to fill Disinterested Board member vacancies on the Board, where and when appropriate.

      2. The Committee shall identify, research, recruit and evaluate the qualifications of candidates for nomination for Disinterested Board members to serve on the Board, and make recommendations with respect thereto. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment managers, employees or service providers of the Funds.

      3. The Committee shall also evaluate candidates' qualifications, and make recommendations to the full Board, for positions as "interested" members on the Board.

      4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Funds. The Committee shall adopt, by resolution, policies regarding its procedures for considering candidates for the Board, including any recommended by shareholders (such procedures are attached as Exhibit A).

      5. The Committee shall consider and recommend to the independent Directors/Trustees or the full Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to the nomination, election or solicitation process with regard to election of directors/trustees.

III.  OTHER BOARD COMMITTEES.

      1. The Committee shall make recommendations to the full Board as regards nomination for membership on all committees of the Board and shall review committee assignments at least annually.

      2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the independent Directors/Trustees or the full Board, as appropriate.

IV.   OTHER POWERS AND RESPONSIBILITIES.

      1. The Committee shall meet as often as deemed necessary in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings, as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

      2. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by a Fund's by-laws. In the event of any inconsistency between this Charter and the Funds' organizational documents, the provisions of the Funds' organizational documents shall be given precedence.

      3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other advisers at the expense of the Funds.

      4. The Committee shall report its activities to the Board and make such recommendations, as the Committee may deem necessary or appropriate.

      5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                                                       Exhibit A

                              NOMINATING COMMITTEE

                       STATEMENT OF POLICY AND PROCEDURES
                    FOR CONSIDERING CANDIDATES FOR THE BOARDS

The Nominating Committee of the Boards (the "Board") of the various UMB Scout Funds (the "Funds") has adopted this Statement of Policy and Procedures to memorialize its views as to (i) the criteria for selecting nominees for Directors/Trustees of the Funds and (ii) the appropriate procedures for shareholders of the Funds to submit recommendations to the Nominating Committee for candidates for the Board.

In the event that a vacancy to be filled occurs or is expected to occur on a Fund's Board, subject to the conditions and procedures described below more fully, the Nominating Committee shall consider and review recommendations for candidates to fill such vacancy made by current Board members and Fund management (when and as may be requested by the Nominating Committee), as well as recommendations by Qualifying Shareholders (as described below) that are submitted in writing and are addressed to the Nominating Committee at the Funds' offices.

CRITERIA FOR SELECTING BOARD NOMINEES

In considering the qualifications of a potential candidate, the Nominating Committee will generally consider such candidate's educational background, business or professional experience, and reputation. In addition, the following minimum qualifications shall apply with respect to a candidate for Board membership as an Independent Director/Trustee:

            1. Such candidate shall be independent from relationships with the Funds' investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940, as amended (the "1940 Act").

            2. Such candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member.

            3. Such candidate shall have no continuing relationship as a director, officer or board member of any open-end or closed-end fund other than those within the UMB Scout Funds complex.

PROCEDURES FOR SUBMITTING RECOMMENDATIONS TO THE NOMINATING COMMITTEE FOR DIRECTOR/TRUSTEE NOMINEES

The Nominating Committee will consider recommendations for Director/Trustee nominees submitted to it by current Board members, Fund management and Qualifying Shareholders (as defined below) so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director/Trustee, including as an Independent Director/Trustee of the Funds, in accordance with the criteria set forth above.

A Qualifying Shareholder is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of a Fund's outstanding shares, (ii) has been a shareholder of 1/2 of 1% or more of a Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee, and (iii) provides a written notice to the Nominating Committee containing the following information:

            (a) the name and address of the Qualifying Shareholder making the recommendation;

            (b) the number of shares of each class and series, if any, of shares of the Fund which are owned of record and beneficially by such Qualifying Shareholder and the length of time that such shares have been so owned by the Qualifying Shareholder;

            (c) a description of all arrangements and understandings between such Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;

            (d) the name, age, date of birth, business address and residence address of the person or persons being recommended;

            (e) such other information regarding each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;

            (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Funds, as defined in Section 2(a)(19) of the 1940 Act; and

            (g) the written consent of each person recommended to serve as a Director/Trustee of the Funds if so nominated and elected/appointed.

It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long term commitment to the Funds and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and all of their shareholders.

In the event the Nominating Committee receives a recommendation from a Qualifying Shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.